UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Soliciting Material under § 240.14a-12

TRISTAR ACQUISITION I CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION

TRISTAR ACQUISITION I CORP.

A Cayman Islands Exempted Company

2870 Peachtree Road, NW Suite 509, Atlanta, Georgia 30305

NOTICE OF EXTRAORDINARY GENERAL MEETING OF

TRISTAR ACQUISITION I CORP.

To Be Held at     a.m., Eastern Time, on                 , 2023

TO THE SHAREHOLDERS OF TRISTAR ACQUISITION I CORP.:

You are cordially invited to attend the annual general meeting of Tristar Acquisition I Corp., a Cayman Islands exempted company (“we,” “us,” “our,” or the “Company”), which will be held on                 , 2023, at     a.m., Eastern Time, via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Annual Meeting”).

You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting                 .

The attached notice of the Annual Meeting and proxy statement (the “Proxy Statement”) describe the business the Company will conduct at the Annual Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the attached Proxy Statement, which is dated                 , 2023, and is first being mailed to shareholders on or about that date, the Annual Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 — The Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Extension Amendment”) from July 18, 2023 (the date which is 21 months from the closing date of the Company’s initial public offering of shares of Class A ordinary shares (the “IPO”) (the “Original Termination Date”) to October 18, 2023 (the date which is 24 months from the closing date of the Company’s IPO) (the “Articles Extension Date”), or such earlier date as determined by the Company’s board of directors (the “Board”), and to allow the Company, without another shareholder vote, to elect to extend the period of time to consummate the initial business combination for an additional 6 months after the Articles Extension Date as contemplated by our IPO prospectus and in accordance with the Articles, by resolution of the Board, if requested by Tristar Holdings I LLC, a Cayman Islands limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until April 18, 2024 (the date which is 30 months from the closing date of the Company’s IPO) (the “Additional Articles Extension Date”), or a total of twelve months after the Original Termination Date, as provided by the first resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment Proposal”);

2.

Proposal No. 2 — The Trust Amendment Proposal — To amend the Investment Management Trust Agreement (the “Trust Agreement”), dated October 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement, to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from July 18, 2023 to October 18, 2023 (the “Trust Amendment Proposal”);

3.

Proposal No. 3 — The Director Election Proposal — To elect the director nominees to serve until the next annual general meeting of shareholders or until their successor is elected and qualified (the “Director Election Proposal”);

4.

Proposal No. 4 — The Auditor Appointment Proposal — To ratify the appointment of Marcum, LLP as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Appointment Proposal”); and

5.

Proposal No. 5 — The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Annual Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient Class A Ordinary Shares, par value $0.0001 per share and Class B Ordinary Shares, par value $0.0001 per share in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal and the Trust Amendment Proposal, (ii) if the holders of Public Shares (as defined below) have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the New York Stock Exchange (“NYSE”), or (iii) if the Company determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Appointment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to read carefully each of the proposals in the accompanying Proxy Statement before you vote.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.

The Articles provide that the Company has until July 18, 2023 to complete its initial Business Combination, which date is 21 months from the closing of the IPO. The Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have The Company’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Extension Amendment, the Company believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur prior to such time, the Company would be precluded from completing a Business Combination and would be forced to liquidate.

As contemplated by the Articles, the holders of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Extension Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if the Company does not complete a Business Combination by the Articles Extension Date or the Additional Articles Extension Date (April 18, 2024 (the date which is 30 months from the closing date of the Company’s IPO)).

On                 , 2023, the most recent practicable date prior to the date of the accompanying Proxy Statement, the redemption price per share was approximately $        , based on the aggregate amount on deposit in the Trust Account of approximately $         as of                 , 2023 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Annual General Meeting. The closing price of the Class A Ordinary Shares on NYSE on                 , 2023 was $        . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a public shareholder receiving approximately $         more/less per share than if the shares were sold in the open market (based on the per share redemption price as of                 , 2023). The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and a Business Combination is not completed on or before the Termination Date, or October 18, 2023, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Ordinary Shares, voting together as a single class.

Approval of the Director Election Proposal requires a plurality of the eligible votes cast is required to elect director nominees, and as such, the nominee who receives the greatest number of votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on this proposal.

Approval of the Auditor Appointment Proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal at the Annual Meeting or if due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of NYSE, or if the Company determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

The Board has fixed the close of business on                 , 2023 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

The Board believes that it is in the best interests of the Company that the Company obtain the Extension Amendment and the Trust Amendment Proposal. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Appointment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal, “FOR” the Trust Amendment Proposal, “FOR” the Director Election Proposal, “FOR” the Auditor Appointment Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented and voted at the Annual Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting. The approval of each of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual Meeting. Approval of the Trust Amendment Proposal requires the affirmative vote of sixty-five percent (65%) of the Ordinary Shares, voting together as a single class. Approval of the Director Election Proposal requires a plurality of the eligible votes cast is required to elect director nominees, and as such, the nominee who receives the greatest number of votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more votes than any other nominee for the same director’s seat. Approval of the Auditor Appointment Proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual Meeting. Accordingly, if you fail to vote in person or by proxy at the Annual Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Appointment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Annual Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Annual Meeting but will otherwise not have any effect on whether the proposals are approved.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD

IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE ANNUAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the Proxy Statement containing detailed information about the Annual Meeting, the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Appointment and the Adjournment Proposal. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Tristar Acquisition I Corp.

/s/ William M. Mounger II
William M. Mounger II
Chief Executive Officer and Chairman of the Board

v

TRISTAR ACQUISITION I CORP.

A Cayman Islands Exempted Company

2870 Peachtree Road, NW Suite 509, Atlanta, Georgia 30305

ANNUAL GENERAL MEETING

OF TRISTAR ACQUISITION I CORP.

To Be Held at    a.m., Eastern Time, on                , 2023

This proxy statement (“Proxy Statement”) and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the annual general meeting of Tristar Acquisition I Corp., a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on                , 2023, at    a.m., Eastern Time, at via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Annual Meeting”).

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Annual Report may constitute “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example, statements about:

•	our ability to complete a Business Combination (as defined below);

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of the Company; and

•	the use of funds not held in the Trust Account (as defined below) or available to the Company from interest income on the Trust Account balance.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and in other reports the Company has filed with the Securities and Exchange

Commission (the “SEC”), including the final prospectus related to the IPO filed with the SEC on October 14, 2021 (File No. 333-255009) and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company.

RISK FACTORS

You should consider carefully all of the risks described in our (i) initial public offering prospectus filed with the SEC on October 14, 2021, (ii) Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 9, 2022 and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment will enable us to complete a Business Combination.

Approving the Extension Amendment (as defined below) involves a number of risks. Even if the Extension Amendment is approved, we can provide no assurances that a Business Combination will be consummated prior to the Articles Extension Date (as defined below) or the Additional Articles Extension Date (as defined below), if applicable. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment is approved, we expect to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Extension Amendment or a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

A public shareholder may request that the Company redeem all or a portion of such public shareholder’s ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Public Shares (as defined below) may adversely affect the liquidity of our Class A Ordinary Shares. As a result, you may be unable to sell your Class A Ordinary Shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future, adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Proposed Rules (as defined below) described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

Were we considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If a potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if a potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination.

The manager of our sponsor is a U.S. citizen. Each of our officers and directors is a U.S. citizen. If CFIUS has jurisdiction over our initial business combination, as a result of these existing relationships or otherwise, CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” the foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities we believe would otherwise be beneficial to us and our stockholders. As a result, in such circumstances, the pool of potential targets with which we could complete an initial business combination could be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, the public stockholders may only receive $[10.37] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18-months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). We would then be required to complete our initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we intend to, prior to the Annual Meeting, instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we intend to, prior to the Annual Meeting, instruct Continental (as defined below), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. Interest on such deposit account is approximately 4.6% per annum, but such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the Annual Meeting, and instead hold all funds in the Trust Account in cash items which would further reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may be subject to an excise tax under the newly enacted Inflation Reduction Act of 2022 in connection with redemptions of our Class A Ordinary Shares after December 31, 2022.

The Inflation Reduction Act of 2022, enacted in August 2022, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its shareholders. Because we are a “blank check” Cayman Islands corporation with no subsidiaries or previous merger or acquisition activity, we are not currently a “covered corporation” for this purpose. A repurchase that occurs in connection with a business combination with a U.S. target company might be subject to the Excise Tax, depending on the structure of the business combination and other transactions that might be engaged in during the relevant year. The amount of the Excise Tax is generally equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, there are certain other exceptions to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to issue regulations or other guidance to carry out, and to prevent the avoidance of, the Excise Tax. The Treasury and the Internal Revenue Service (the “IRS”) recently have issued preliminary guidance regarding the application of this excise tax, but there can be no assurance that this guidance will be finally adopted in its current form.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The questions and answers below highlight only selected information from this Proxy Statement and only briefly address some commonly asked questions about the Annual Meeting (as defined below) and the proposals to be presented at the Annual Meeting. The following questions and answers do not include all the information that is important to the Company’s shareholders. Shareholders are urged to read carefully this entire Proxy Statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Annual Meeting and the voting procedures for the Annual Meeting, which will be held on                , 2023, at    a.m., Eastern Time. The Annual Meeting will be held via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting                .

Q:	Why am I receiving this proxy statement?

A:

We are a blank check company incorporated as a Cayman Islands exempted company on March 5, 2021. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Following the closing of our initial public offering on October 18, 2021 (the “Initial Public Offering”), including the full exercise of the underwriters’ over-allotment option, an amount of $232,300,000 ($10.10 per unit offered in the Initial Public Offering (the “Units”)) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of private placement warrants (the “Private Placement Warrants”) to Tristar Holdings I LLC, a Cayman Islands limited liability company (the “Sponsor”) was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).

Like most blank check companies, our amended and restated memorandum and articles of association (the “Articles”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Class A Ordinary Shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the Initial Public Offering if there is no qualifying Business Combination(s) consummated on or before April 18, 2023, or July 18, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for our initial business combination within 18 months from the closing of this offering but have not completed our initial business combination within such 18 month period, as contemplated by our IPO prospectus and in accordance with the Articles.

Without the Extension Amendment (as defined below), we believe that we will not, despite our best efforts, be able to complete an initial business combination (a “Business Combination”) on or before July 18, 2023. The Board believes that it is in the best interests of the Company’s shareholders to continue the Company’s existence until October 18, 2023, if necessary, in order to allow the Company additional time to complete a Business Combination and is therefore holding this Annual Meeting.

Q:	When and where will the Annual Meeting be held?

A:	The Annual Meeting will be held on , 2023, at a.m., Eastern Time, via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Q:	How do I vote?

A:

If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on the Record Date for the Annual Meeting, you may vote with respect to the proposals virtually at the Annual Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by    p.m., Eastern Time, on                , 2023.

Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Annual Meeting by visiting                and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Annual Meeting?

A:

If you are a registered shareholder, you will receive a proxy card from                (“                ”). The form contains instructions on how to attend the virtual Annual Meeting, including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact                at                , or email                .

You can pre-register to attend the virtual Annual Meeting starting                , 2023 at    a.m., Eastern Time (                business days prior to the meeting date). Enter the URL address into your browser                , enter your control number, name and email address. Once you pre-register, you can vote or enter questions in the chat box. At the start of the Annual Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Annual Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact                to receive a control number. If you plan to vote at the Annual Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote,                will issue you a guest control number with proof of ownership. In either case you must contact                for specific instructions on how to receive the control number.                can be contacted at the number or email address above. Please allow up to                hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing                (or                if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number                . Please note that you will not be able to vote or ask questions at the Annual Meeting if you choose to participate telephonically.

Q:	What are the specific proposals on which I am being asked to vote at the Annual Meeting?

A:	The Company’s shareholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1 — The Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Articles to extend the date (the “Extension Amendment”) from July 18, 2023 (the date which is 21 months from the closing date of the Company’s initial public offering of shares of Class A common stock (the “IPO”) (the “Original Termination Date”) to October 18, 2023 (the date which is 24 months from the closing date of the Company’s IPO) (the “Articles Extension Date”), or such earlier date as determined by the Company’s board of directors (the “Board”), and to allow the Company, without another shareholder vote, to elect to extend the period of time to consummate the initial business combination for an additional 6 months after the Articles Extension Date as contemplated by our IPO prospectus and in accordance with the Articles, by resolution of the Board, if requested by Tristar Holdings I LLC, a Cayman Islands limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until April 18, 2024 (the date which is 30 months from the closing date of the Company’s IPO) (the “Additional Articles Extension

Date”), or a total of twelve months after the Original Termination Date, as provided by the first resolution in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment Proposal”);

2.

Proposal No. 2 — The Trust Amendment Proposal — To amend the Trust Agreement, dated October 13, 2023, by and between the Company and Continental, as trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement, to extend the date on which Continental must liquidate the Trust Account, established in connection with the IPO if the Company has not completed its initial business combination, from July 18, 2023 to October 18, 2023 the (“Trust Amendment Proposal”);

3.

Proposal No. 3 — The Director Election Proposal — To elect the director nominees to serve until the next annual general meeting of shareholders or until their successor is elected and qualified (the “Director Election Proposal”); and

4.

Proposal No. 4 – The Auditor Appointment Proposal – To ratify the appointment of Marcum, LLP as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Appointment Proposal”); and

5.

Proposal No. 5 — The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Annual Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal and the Trust Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the New York Stock Exchange (“NYSE”), or (iii) if the Company determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

The Articles provide that the Company has until July 18, 2023 to complete its initial Business Combination, which date is 21 months from the closing of the IPO. The Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have The Company’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Extension Amendment, the Company believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur prior to such time, the Company would be precluded from completing a Business Combination and would be forced to liquidate.

For more information, please see “Proposal No. 1 — The Extension Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal,” “Proposal No. 3 — The Director Election Proposal,” “Proposal No. 4 – The Auditor Appointment Proposal” and “Proposal No. 5 — The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Appointment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the section titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers,” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Am I being asked to vote on a proposal to elect directors?

A:	Yes. Holders of Public Shares are being asked to vote on the election of directors at this time.

Q	What are the purposes of the Proposals?

A:

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete the proposed Business Combination. Our Articles currently provides that the Company must redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account if it has not consummated its initial business combination within 18 months or 21 months (as applicable) from the consummation of the IPO (such date being July 18, 2023). The Board currently believes that there may not be sufficient time before July 18, 2023 to complete an initial Business Combination. Accordingly, our Board believes that the Extension is advisable in order to be able to consummate an initial Business Combination in an orderly fashion. Therefore, our Board has determined that it is in the best interests of the Company and our shareholders to extend the date by which the Company must consummate a business combination to the Articles Extension Date in order to provide our shareholders with the opportunity to participate in the prospective investment.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extension. Our Board may elect to postpone or abandon the Extension Amendment Proposal and the Trust Amendment Proposal in its sole discretion up to and until the time of the Annual Meeting.

On March 1, 2023, the Company announced it entered into a non-binding letter of intent that sets forth the preliminary terms and conditions of a potential business combination (the “Proposed Business Combination”). The Company believes the target is a compelling opportunity for the Company’s initial business combination. While the Company has entered into a non-binding letter of intent with the seller in respect of the Proposed Business Combination, the Company’s board of directors currently believes that there will not be sufficient time before the Original Termination Date to enter into a definitive agreement and hold a general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, the Company’s board of directors believes that in order to be able to consummate the Proposed Business Combination, the Company will need to extend the time available to consummate an initial business combination under the Amended and Restated Memorandum and Articles of Association.

In no event will the Company proceed with the Extension if the redemption elections of our Public Shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

If the Extension is implemented, such approval will constitute consent for the Company to remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed at a price per share equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously release to the Company to pay taxes, divided by the number of then-outstanding public shares and, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

Our Board has fixed the close of business on                 , 2023 as the date for determining the Company shareholders entitled to receive notice of and vote at the Annual Meeting. Only record holders of the

Company’s Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Annual Meeting. On the Record Date, there were                  outstanding ordinary shares of the Company, including                  outstanding public shares. The Company’s Warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal.

This Proxy Statement contains important information about the Annual Meeting and the proposals to be voted on at the Annual Meeting. Please read it carefully and vote your shares.

Q:	Why is the Company proposing the Adjournment Proposal?

A:

If (i) the Extension Amendment Proposal or the Trust Amendment Proposal are not approved by the Company’s shareholders or (ii) due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of NYSE, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal and the Trust Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Annual Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of NYSE.

Q:	What constitutes a quorum?

A:

A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Annual Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The initial shareholders of the Company, including the Sponsor and certain of the Company’s officers and directors (the “Initial Shareholders”) who own approximately 13.33% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional                  Ordinary Shares held by public shareholders would be required to be present at the Annual Meeting to achieve a quorum.

Q:	What vote is required to approve the proposals presented at the Annual Meeting?

A:

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual Meeting. Broker non-votes and abstentions will be counted as votes against the proposal.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. Broker non-votes and abstentions will be counted as votes against the proposal.

Approval of the Director Election Proposal requires a plurality of the eligible votes cast to elect director nominees, and as such, the nominee who receives the greatest number of “FOR” votes cast by shareholders, entitled to vote at the meeting, will be elected as the Class A Director. A nominee who receives a plurality means he or she has received more “FOR” votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on this proposal.

Approval of the Auditor Appointment Proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal. We believe this proposal will be considered to be a “routine” matter and, accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote on this proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Q:	How will the Initial Shareholders vote?

A:

The Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Auditor Appointment Proposal and, if necessary, the Adjournment Proposal.

The Initial Shareholders are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date (as defined below), the Initial Shareholders beneficially owned and were entitled to vote 3,831,667 Class B Ordinary Shares, representing approximately 13.33% of the Company’s issued and outstanding Ordinary Shares.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Appointment Proposal or the Adjournment Proposal?

A:

If you do not want the Extension Amendment Proposal, the Trust Amendment Proposal, the Founder Conversion Amendment Proposal Director Election Proposal, the Auditor Appointment Proposal or the Adjournment Proposal, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

However, if you “ABSTAIN” or otherwise fail to vote at the Annual Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Appointment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Annual Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and, following redemptions in connection with the Extension Amendment, the Company adheres to the continued listing requirements of NYSE, the Adjournment Proposal will not be presented for a vote.

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of SPACs, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since the Company’s Initial Public Offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), the Company currently intends, prior to the Annual Meeting, to instruct Continental, the trustee managing the

Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of the Company. Interest on such deposit account is approximately 4.6% per annum, but such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly.

Q:	Will we seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, or July 18, 2023, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Sponsor waived its rights to participate in any liquidation distribution with respect to the [3,831,667] Class B Ordinary Shares held by it.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a Business Combination until the Articles Extension Date or the Additional Articles Extension Date, as applicable. The Company will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Initial Shareholders. In addition, the Company’s Articles provide that the Company cannot redeem or repurchase Public Shares to the extent such redemption would result in the Company’s failure to have at least $5,000,001 of net tangible assets. As a result, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets upon its implementation of the Extension Amendment, after taking into account the redemptions.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:

Yes. Whether you vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Am I being asked to vote on a Business Combination at this Annual Meeting?

A:

No. You are not being asked to vote on a Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the Annual Meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation.

Q:	Will how I vote affect my ability to exercise Redemption rights?

A:

No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of the Company on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Extension Amendment can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of NYSE.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Annual Meeting or by voting in person (including virtually) at the Annual Meeting. Attendance at the Annual Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 2870 Peachtree Road, NW Suite 509, Atlanta, Georgia 30305.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual Meeting. Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. Approval of the Director Election Proposal requires a plurality of the eligible votes cast to elect director nominees, and as such, the nominee who receives the greatest number of “FOR” votes cast by shareholders, entitled to vote at the meeting, will be elected. Approval of the Auditor Appointment Proposal requires a majority of the shares present in person or by proxy and entitled to vote on the matter. The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual Meeting.

Shareholders who attend the Annual Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Annual Meeting. The presence, in person or by proxy or by duly authorized representative, at the Annual Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Annual Meeting shall constitute a quorum for the Annual Meeting.

At the Annual Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Appointment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Appointment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Annual Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Annual Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Annual Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under NYSE rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner.

If you are a shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Appointment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Annual Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:

Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Appointment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Appointment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Appointment Proposal and the Adjournment Proposal is in the best interests of the Company and its shareholders. The Board recommends that Company’s shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, “FOR” the Director Election Proposal, “FOR” the Auditor Appointment Proposal and “FOR” the Adjournment Proposal.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:

No. There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal. There are no dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:	If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:

No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Appointment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.

(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II.

prior to 5:00 p.m., Eastern Time, on , 2023 (two business days prior to the initially scheduled date of the Annual Meeting) (a) submit a written request to the Transfer Agent that the Company redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Annual Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding Class A Ordinary Shares. As of         , 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $         per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Annual Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the consent of the Board. If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Annual Meeting not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on             , 2023 (two business days prior to the initially scheduled date of the Annual Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, the Company will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Annual Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:

The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Annual Meeting?

A:

You may receive more than one set of voting materials for the Annual Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?

A:

The Company will pay the cost of soliciting proxies for the Annual Meeting. The Company has engaged Alliance Advisors, LLC (“Alliance Advisors”) to assist in the solicitation of proxies for the Annual Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Alliance Advisors, LLC

Address: 200 Broadacres Drive, Suite 300

Bloomfield, NJ 07003

Individuals call toll-free:

Banks and brokers call:

Email: TRIS@allianceadvisors.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on             , 2023 (two business days prior to the initially scheduled date of the Annual Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn:

E-mail:                 @continentalstock.com

ANNUAL GENERAL MEETING

This proxy statement is being provided to the Company shareholders as part of a solicitation of proxies by the Board for use at the annual general meeting of the Company Shareholders to be held on July [17], 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Annual Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about                 , 2023, to all shareholders of record of the Company as of                 , 2023, the Record Date for the Annual Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Annual Meeting.

Date, Time and Place of Annual Meeting

The Annual Meeting will be held on                 , 2023 at      a.m., Eastern Time, via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

You can pre-register to attend the virtual Annual Meeting starting                 , 2023 at     a.m., Eastern Time (                 business days prior to the meeting date). Enter the URL address into your browser                 , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Annual Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Annual Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact                 to receive a control number. If you plan to vote at the Annual Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote,                 will issue you a guest control number with proof of ownership. Either way you must contact                 for specific instructions on how to receive the control number.                 can be contacted at                 , or via email at                 . Please allow up to                 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing                  (or                  if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number                 . Please note that you will not be able to vote or ask questions at the Annual Meeting if you choose to participate telephonically.

The Proposals at the Annual Meeting

At the Annual Meeting, shareholders will consider and vote on the following proposals:

1.

Proposal No. 1 — The Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Articles to extend the Termination Date by which the Company has to consummate a Business Combination from the Original Termination Date to the Articles Extension Date and to allow the Company, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination for an additional [6 ]months after the Articles Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until April 18, 2024, or a total of twelve months after the Original Termination Date, as provided by the first resolution in the form set forth in Annex A to this proxy statement;

2.

Proposal No. 2 — The Trust Amendment Proposal — To amend the Trust Agreement), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to this Proxy Statement, to extend the date on which Continental must liquidate the Trust Account established in connection with the IPO if the Company has not completed its initial business combination, from July 18, 2023 to [October 18, 2023];

3.	Proposal No. 3 — The Director Election Proposal — To elect the director nominees to serve until the next annual general meeting of shareholders or until their successor is elected and qualified;

4.	Proposal No. 4 – The Auditor Appointment Proposal — To ratify the appointment of Marcum, LLP as our independent registered public accounting firm for the year ending December 31, 2023; and

5.

Proposal No. 5 — The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Annual Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, and the Auditor Appointment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of NYSE, or (iii) if the Company determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned Ordinary Shares at the close of business on                 , 2023, which is the “Record Date” for the Annual Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were                  issued and outstanding Ordinary Shares, of which                  Class A Ordinary Shares are held by the Company public shareholders and [3,831,667] Class B Ordinary Shares are held by the Initial Shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence (which would include presence at the virtual Annual Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Annual Meeting constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own approximately 13.33% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional                  Ordinary Shares held by public shareholders would be required to be present at the Annual Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Annual Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Annual Meeting.

Under NYSE rules, if a shareholder holds their shares in “street name” through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Annual Meeting will be considered non-routine matters. As a result, if you hold your shares in “street name,” your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Annual Meeting without your instruction.

Because all of the proposals to be voted on at the Annual Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Annual Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

Approval of the Director Election Proposal requires a plurality of the eligible votes cast to elect director nominees, and as such, the nominee who receives the greatest number of “FOR” votes cast by shareholders, entitled to vote at the meeting, will be elected.

Approval of the Auditor Appointment Proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual Meeting.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Annual Meeting. As of the date of this proxy statement, the Initial Shareholders own approximately 13.33% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business the Record Date for the Annual Meeting, you may vote with respect to the proposals virtually at the Annual Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your Ordinary Shares at the Annual Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by      p.m., Eastern Time, on                 , 2023.

Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Annual Meeting by visiting                  and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Annual Meeting or at the Annual Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify the Company in writing to 2870 Peachtree Road NW, Suite 509, Atlanta, Georgia, before the Annual Meeting that you have revoked your proxy; or

•	you may attend the Annual Meeting, revoke your proxy, and vote, as indicated above.

No Additional Matters

The Annual Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Appointment Proposal and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the Annual Meeting, no other matters may be considered at the Annual Meeting if they are not included in this proxy statement, which serves as the notice of the Annual Meeting.

Who Can Answer Your Questions about Voting

If you are a the Company shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Alliance Advisors, our proxy solicitor, by calling                  (toll-free), or banks and brokers can call, or by emailing TRIS@allianceadvisors.com.

Redemption Rights

Pursuant to the Articles, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.41 per share as of April 30, 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Annual Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Annual Meeting. However, if the Redemption Limitation Amendment Proposal is not approved, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (“Continental,” or the “Transfer Agent”), in which you (i) request that the Company redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on                 , 2023 (two business days before the initially scheduled date of the Annual Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental at least two business days prior to the initially scheduled date of the Annual Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental prior to 5:00 p.m., Eastern Time, on                 , 2023 (two business days before the initially scheduled date of the Annual Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on                 , 2023, the most recent practicable date prior to the date of this proxy statement, was $                 per share. The cash held in the Trust Account on such date was approximately $                 (including interest not previously released to the Company to pay its taxes) ($                 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Annual Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. the Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Continental two business days prior to the initially scheduled date of the Annual Meeting.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal. There are dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. the Company has engaged Alliance Advisors to assist in the solicitation of proxies for the Annual Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Alliance Advisors a fee of $20,000, plus disbursements, reimburse Alliance Advisors for its reasonable out-of-pocket expenses and indemnify Alliance Advisors and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Articles to extend the date by which the Company has to consummate a Business Combination to the Articles Extension Date so as to give the Company additional time to complete a Business Combination through a more efficient alternative in the current market environment.

Without the Extension Amendment and assuming the Original Extension Right is not exercised, as contemplated by our IPO prospectus and in accordance with the Articles, the Company believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to liquidate.

As contemplated by the Articles, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension Amendment is implemented.

On April 30, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.41, based on the aggregate amount on deposit in the Trust Account of approximately $239,456,507 as of April 30, 2023 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Annual Meeting. The closing price of the Class A Ordinary Shares on NYSE on                 , 2023 was $                . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a public shareholder receiving approximately $                 more/less per share than if the shares were sold in the open market (based on the per share redemption price as of                 , 2023). the Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. the Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

The Company’s Articles provide that the Company has until July 18, 2023, such date is 21 months after the IPO as the Company has executed a letter of intent, agreement in principle or definitive agreement for the initial business combination within 18 months from the closing of the IPO but has not completed the initial business combination within such 18 month period, , as contemplated by our IPO prospectus and in accordance with the Articles, to complete a Business Combination. The Company and its officers and directors agreed that they would not seek to amend the Company’s Articles to allow for a longer period of time to complete a Business Combination unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company shareholders that the Extension Amendment be obtained so that the Company will have additional time to consummate a Business Combination through a more efficient alternative in the current market environment. Without the Extension Amendment, the Company believes that it will not be able to complete a Business Combination on or before July 18, 2023. If that were to occur and the Company does not elect to exercise the Original Extension Right prior to such time, the Company would be precluded from completing a Business Combination and would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing the Company additional time to consummate a Business Combination, as contemplated by our IPO prospectus and in accordance with the Articles. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. If the Redemption Limitation Amendment Proposal is not approved, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal is not approved, a Business Combination is not completed on or before the Termination Date, or July 18, 2023, if the Original Extension Right is exercised, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the [3,831,667] Class B Ordinary Shares held by them.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. the Company will then continue to attempt to consummate a Business Combination until the Articles Extension Date. the Company will remain a reporting company under the Exchange Act and its Class A Ordinary Shares will remain publicly traded during this time.

In addition, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company shareholders that they approve the Extension Amendment Proposal. the Company shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•

the fact that the Sponsor paid $7,345,000 for 7,345,000 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by July 18, 2023, , then the proceeds from the sale of the Company Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•

the fact that the Sponsor (i) paid $25,000 to cover certain offering costs in exchange for 5,750,000 Class B ordinary shares, (ii) assigned 50,000 of Class B ordinary shares (25,000 each) to the Company’s Chief Financial Officer and Chief Operating Officer at the original purchase price, (iii) subsequently, forfeited 1,437,500 Class B ordinary shares in the aggregate for no consideration and (iii) transferred 25,000 Class B ordinary shares to each of the Company’s independent directors. Assuming a trading price of $                 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on NYSE on                 , 2023), the [3,831,667] Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $                . Even if the trading price of the shares of Class A Ordinary Shares were as low as $                 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before July 18, 2023, the Initial Shareholders will lose their entire investment in the Company;

•

the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•

the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by July 18, 2023;

•	the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;

•

the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by July 18, 2023; and

•

the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.00 per the Company public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Articles, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.41 per share as of April 30, 2023), calculated as of two business days prior to the Annual Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Annual Meeting. The Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, in which you (i) request that the Company redeem all or a portion of your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Class A Ordinary Shares to Continental, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on                 , 2023 (two business days before the initially scheduled date of the Annual Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, at least two business days prior to the initially scheduled date of the Annual Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, prior to 5:00 p.m., Eastern Time, on                 , 2023 (two business days before the initially scheduled date of the Annual Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on                 , 2023, the most recent practicable date prior to the date of this proxy statement, was $                 per share. The cash held in the Trust Account on such date was approximately $                 (including interest not previously released to the Company to pay its taxes) ($                 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the Annual Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. the Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Continental two business days prior to the initially scheduled date of the Annual Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Annual Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders and anchor investors have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders own approximately 13.33% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least                 Ordinary Shares held by public shareholders (or approximately                 % of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Annual Meeting and cast votes, and the affirmative vote of at least Ordinary Shares held by public shareholders (or approximately                 % of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Annual Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution:

a)	Article 46.7 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 46.7:

“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO (or up to 30 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles, the Company shall: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within 24 months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination for an additional 6 months after the twenty-fourth month from the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until 30 months from the closing of the IPO.”

b)	Article 46.8 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 46.8:

“In the event that any amendment is made to the Articles: (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or up to 24 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles; or (b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. he Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Overview

The Trust Amendment Proposal asks the Company shareholders to approve an amendment to the Trust Agreement in the form set forth in Annex B of this Proxy Statement to extend the date on which Continental must liquidate the Trust Account established in connection with the IPO if the Company has not completed its initial business combination, from July 18, 2023 to October 18, 2023..

Reasons for the Trust Amendment Proposal

The purpose of the Trust Amendment Proposal is to authorize the Extension under the Trust Agreement, as the Extension is not contemplated under the Trust Agreement’s current terms.

We believe that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Extension.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Annual Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders and anchor investors have agreed to vote any Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal. As of the date hereof, the Initial Shareholders own approximately 13.33% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Trust Amendment Proposal will require the affirmative vote of at least                  Ordinary Shares held by public shareholders (or approximately                 % of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Annual Meeting and cast votes, and the affirmative vote of at least                  Ordinary Shares held by public shareholders (or approximately                 % of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Annual Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, by an affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, that the amendment to the Investment Management Trust Agreement, dated October 13, 2021 by and between the Company and Continental Stock Transfer & Trust Company, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, is hereby authorized and approved.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE DIRECTOR ELECTION PROPOSAL

Overview

Our Board of Directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a three-year term. The first class of directors, consisting of Cathy Martine-Dolecki, Robert Willis and William M. Mounger II, will expire at this first annual general meeting. The term of office of the second class of directors, consisting of Greg Boyd, Alex Parker and Steven Rogers, will expire at our second annual general meeting. The term of office of the third class of directors, consisting of David Barksdale and David Jones, will expire at our third annual general meeting.

The Board nominated, approved and recommended the current first class of directors of our Board for re-election. The nominees have consented to being named herein and has indicated his or her intention to serve as our directors, if elected. The Board has no reason to believe that the nominees would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees become unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the 2026 annual meeting of shareholders or until his successor is duly elected and qualified.

Biographical information for our directors is provided above in the section entitled “Information About Directors and Executive Officers.”

Vote Required for Approval

A plurality of the eligible votes cast is required to elect director nominees, and as such, the nominee who receives the greatest number of votes cast by shareholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE NOMINEES FOR ELECTION TO OUR BOARD OF DIRECTORS

PROPOSAL NO. 4 — THE AUDITOR APPOINTMENT PROPOSAL

Overview

Our Audit Committee has selected Marcum LLP (“Marcum”), Marcum, as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023. Our shareholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the shareholders, we will reassess our selection of auditors. Representatives of Marcum are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

The following is a summary of fees paid or to be paid to Marcum for services rendered.

Marcum, acts as our independent registered public accounting firm. The following is a summary of fees paid or to be paid to Marcum for the for the fiscal year ended December 31, 2022 and the period March 5, 2021 (inception) through December 30, 2021.

	Fiscal Year Ended December 31,
	2022	2021
Audit Fees	$125,660	$116,776
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$125,660	$116,776

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for tax planning services and tax advice. The board of directors must specifically approve all other tax services.

All Other Fees. Other services are services provided by the independent registered public accounting firm that do not fall within the established audit, audit-related, and tax services categories. The board of directors preapproves specified other services that do not fall within any of the specified prohibited categories of services.

Pre-Approval Policy

All of the foregoing services were pre-approved by our audit committee. Our audit committee will pre-approve all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 4 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Marcum LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with management and Marcum LLP the Company’s audited financial statements. We discussed with Marcum LLP the overall scope and plans of their audit. We met with Marcum LLP, with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2022, the Audit Committee (i) reviewed and discussed with management the Company’s audited financial statements as of December 31, 2022, and for the year then ended; (ii) discussed with Marcum LLP the matters required by Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (iii) received the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee regarding independence; and (iv) discussed with Marcum LLP their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the Securities and Exchange Commission.

David Barksdale

David Jones

Steven Rogers

PROPOSAL NO. 5 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of either the Extension Amendment Proposal or the Trust Amendment Proposal. In no event will our Board adjourn the Annual Meeting beyond [October 18, 2023].

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of either the Extension Amendment Proposal or the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the Annual Meeting. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote and broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted as votes against the proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS

EXERCISING REDEMPTION RIGHTS

United States Federal Income Taxation

General

The following discussion summarizes certain United States federal income tax considerations generally applicable to a U.S. Holder (as defined below) that elects to have its Class A Ordinary Shares redeemed for cash pursuant to the exercise of a right to redemption in connection with the Extension Amendment Proposal.

This discussion is limited to certain United States federal income tax considerations to beneficial owners of our Class A Ordinary Shares and hold the Class A Ordinary Shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion assumes that any distributions made (or deemed made) by us on our Class A Ordinary Shares and any consideration received (or deemed received) by a holder in consideration for the sale or other disposition of our Class A Ordinary Shares will be in U.S. dollars. This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to the exercising of a right to have Class A Ordinary Shares redeemed by certain persons or in light of particular circumstances, including:

•	the sponsor;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies;

•	real estate investment trusts;

•	persons liable for alternative minimum tax;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or ten percent or more of the total value of our shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•	U.S. Holders whose functional currency is not the U.S. dollar.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, and such provisions may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in United States federal income tax consequences different from those discussed below. Furthermore, this discussion does not address any aspect of United States federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the IRS as to any United States federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.

As used herein, the term “U.S. Holder” means a beneficial owner of units, Class A ordinary shares or warrants who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE REDEMPTION OF OUR CLASS A ORDINARY SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL. EACH INVESTOR IN OUR SECURITIES IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH INVESTOR OF THE REDEMPTION OF OUR CLASS A ORDINARY SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS.

U.S. Holders

Redemption of Class A Ordinary Shares

Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s Class A Ordinary Shares are redeemed in connection with the Extension Amendment Proposal, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Ordinary Shares under Section 302 of the Code. If the redemption by us qualifies as a sale of Class A ordinary shares, the U.S. Holder will be treated as described under “Redemption Taxable as a Sale or Exchange” below. If the redemption or purchase by us does not qualify as a sale of Class A Ordinary Shares, the U.S. Holder will be treated as receiving a corporate distribution with the tax consequences described below under “Redemption Taxable as a Corporate Distribution.” Whether a redemption by us qualifies for sale treatment will depend largely on the total number of our shares treated as held by the U.S. Holder (including any Class A Ordinary Shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption by us of Class A Ordinary Shares generally will be treated as a sale of the Class A Ordinary Shares (rather than as a corporate distribution) if such redemption or purchase (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Ordinary Shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Ordinary Shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to our initial business combination the Class A Ordinary Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of ours. The redemption of the Class A Ordinary Shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described under “Redemption Taxable as a Corporate Distribution” below. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A Ordinary Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares. If there are no remaining shares, a U.S. Holder is urged to consult its tax advisor as to the allocation of any remaining tax basis.

Redemption Taxable as a Corporate Distribution

Subject to the passive foreign investment company (“PFIC”) rules discussed below, in the event that the redemption of the Class A Ordinary Shares is treated as a distribution, a U.S. Holder generally will be required to include in gross income as dividends the amount of any cash paid on our Class A Ordinary Shares to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). Such cash paid by us will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Subject to the PFIC rules discussed below, cash paid in excess of such earnings and profits generally will be applied against and reduce the U.S. Holder’s basis in its Class A Ordinary Shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Class A Ordinary Shares.

With respect to non-corporate U.S. Holders, under tax laws currently in effect, the amount treated as a dividend generally will be taxed at the lower applicable long-term capital gains rate (see “Redemption Taxable as a Sale or Exchange” below) only if our Class A Ordinary Shares are readily tradable on an established securities market in the United States and certain other requirements are met, including that we are not classified as a PFIC during the taxable year in which the dividend is paid or the preceding taxable year. U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to our Class A ordinary shares.

Redemption Taxable as Sale or Exchange

Subject to the PFIC rules discussed below, in the event that the redemption of the Class A Ordinary Shares is treated as a sale or other taxable disposition of your Class A Ordinary Shares, a U.S. Holder generally will recognize capital gain or loss as described below. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A Ordinary Shares exceeds one year. It is unclear, however, whether certain redemption rights with respect to the Class A Ordinary Shares may suspend the running of the applicable holding period for this purpose.

The amount of gain or loss recognized on a sale or other taxable disposition generally will be equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in in connection with the redemption and (ii) the U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares redeemed. A U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A Ordinary Shares) reduced by any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder is currently eligible to be taxed at reduced rates. The deduction of capital losses is subject to certain

Passive Foreign Investment Company Rules

A non-U.S. corporation will be classified as a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable year ending December 31, 2022, and that we may meet the PFIC asset or income test for our current taxable year ending December 31, 2023.

Although our PFIC status is determined annually, an initial determination that our company is a PFIC will generally apply for subsequent years to a U.S. Holder who held Class A Ordinary Shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of our Class A Ordinary Shares and the U.S. Holder did not make either a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A Ordinary Shares, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A Ordinary Shares and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A Ordinary Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A Ordinary Shares).

Under these rules:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A Ordinary Shares;

•

the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

In general, if we are determined to be a PFIC, a U.S. Holder will avoid the PFIC tax consequences described above in respect to our Class A Ordinary Shares by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. A U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year (of which there can be no assurance), we will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. Holder has made a QEF election with respect to our Class A Ordinary Shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election that may be available), any gain recognized on the sale of our Class A Ordinary Shares generally will be taxable as capital gain and no additional tax charge will be imposed under the PFIC rules. As discussed above, if we are a PFIC for any taxable year, a U.S. Holder of our Class A Ordinary Shares that has made a QEF election will be currently taxed on its pro rata share of our earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. In addition, if we are not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to our Class A Ordinary Shares for such a taxable year.

If we are a PFIC and our Class A Ordinary Shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Class A Ordinary Shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its Class A Ordinary Shares at the end of such year over its adjusted basis in its Class A Ordinary Shares. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its Class A Ordinary Shares over the fair market value of its Class A Ordinary Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its Class A Ordinary Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Class A Ordinary Shares will be treated as ordinary income.

The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including NYSE, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our Class A Ordinary Shares under their particular circumstances.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Class A Ordinary Shares should consult their own tax advisors concerning the application of the PFIC rules to our securities under their particular circumstances.

Tax Reporting

Certain U.S. Holders may be required to file an IRS Form 926 (Return by a U.S. Transferor of Property to a Foreign Corporation) to report a transfer of property (including cash) to us. Substantial penalties may be imposed on a U.S. Holder that fails to comply with this reporting requirement. Furthermore, certain U.S. Holders who are individuals and certain entities will be required to report information with respect to such U.S. Holder’s investment in “specified foreign financial assets” on IRS Form 8938 (Statement of Specified Foreign Financial Assets), subject to certain exceptions. Persons who are required to report specified foreign financial assets and fail to do so may be subject to substantial penalties. Potential investors are urged to consult their tax advisers regarding the foreign financial asset and other reporting obligations and their application to an investment in our Class A Ordinary Shares.

BUSINESS OF THE COMPANY AND CERTAIN INFORMATION ABOUT THE COMPANY

References in this section to “we,” “our,” “the Company” or “us” refer to Tristar Acquisition I Corp.

We are a blank check company incorporated on March 5, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company has not engaged in any operations nor generated any revenue to date. Based on its business activities, the Company is a “shell company” as defined under the Exchange Act because the Company has no operations and nominal assets consisting almost entirely of cash. For additional information, see the information set forth under the caption “Item 1. Business” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 9, 2023.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares available to us as of March 30, 2023, with respect to our Ordinary Shares held by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares;

•	each of our officers and directors; and

•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. In the following table, percentage ownership is based on 28,750,000 ordinary shares, consisting of (i) 23,000,000 Class A ordinary shares and (ii) 5,750,000 Class B ordinary shares, issued and outstanding as of [●], 2023. Voting power represents the combined voting power of Class A ordinary shares and Class B ordinary shares owned beneficially by such person. On all matters to be voted upon, the holders of the shares of Class A ordinary shares and Class B ordinary shares vote together as a single class. Currently, all of the Class B ordinary shares are convertible into Class A ordinary shares on a share-for-share basis, as further described below. The following table does not include the Class A ordinary shares underlying the private placement warrants as these warrants are not exercisable within 60 days of [●], 2023. Additionally, the table below does not include any Class B ordinary shares held by the anchor investors.

	Class A Ordinary Shares		Class B Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class
Tristar Holdings I LLC (our Sponsor)(2)(3)	—	—	3,631,667	63.16%
William M. Mounger(2)(3)(4)	—	—	3,631,667	63.16%
Cathy Martine-Dolecki(2)(4)	—	—	25,000	*
Timothy Dawson(2)(4)	—	—	25,000	*
Robert Willis(2)(5)(4)	—	—	25,000	*
Greg Boyd(2)(4)	—	—	25,000	*
David Jones(2)(4)	—	—	25,000	*
David Barksdale(2)(4)	—	—	25,000	*
Alex Parker(2)(4)	—	—	25,000	*
Steven Rogers(2)(4)	—	—	25,000	*
All officers and directors as a group (9 individuals)(2)	—	—	3,831,667	66.64%
Cable One, Inc.(6)	1,980,000	8.61%	333,333	5.80%
Cantor Fitzgerald, L.P.(7)	1,322,962	5.75%	—	—
Entities affiliated with Millennium Group Management LLC(8)	1,353,668	5.89%	—	—
Entities affiliated with LMR Partners LLP(9)	1,950,000	8.48%	—	—
Magnetar Financial LLC(10)	1,832,800	7.97%	—	—
Polar Asset Management Partners Inc.(11)(Several of these entities own Class B shares as well, those who were anchor investors)	1,851,391	8.05%	—	—
Radcliffe SPAC Master Fund, L.P.(12)	1,241,523	5.40%	—	—
Spring Creek Capital, LLC(13)	1,850,000	8.04%	—	—

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of these individuals is c/o Tristar Acquisition I Corp., 2780 Peachtree Road NW, Suite 509, Atlanta, Georgia 30305.

(2)

Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares will automatically convert into shares of Class A common stock on a one-for-one basis at the time of our initial business combination, or earlier at the option of the holders thereof as described in the section of the prospectus entitled “Description of Securities—Founder Shares” and in our amended and restated memorandum and articles of association.

(3)

The shares reported above are held of record by our Sponsor. William M. Mounger is the managing member of our Sponsor, and as such, has voting and investment discretion with respect to the ordinary shares held of record by our Sponsor and may be deemed to have shared beneficial ownership of the ordinary shares held directly by our Sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)

Each of these individuals hold a direct or indirect interest in our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(5)

Consists of 25,000 shares held by Navigation Capital Partners SOF I, LLC, as nominee for Mr. Willis. Mr. Willis is a general partner of Navigation Capital Partners SOF I, LLC, an entity which is a member of our Sponsor, and, as such, shares voting and dispositive power over the shares reported above. Mr. Willis disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.

(6)

Pursuant to a Schedule 13G filed with the SEC on October 27, 2021 by Cable One, Inc., the shares reported above consist of (i) 1,980,000 Class A ordinary shares and (ii) 333,333 Class B ordinary shares which are automatically convertible into Class A ordinary shares at the time of our initial business combination, which shares in the aggregate represent approximately 8.05% of our outstanding issued and outstanding ordinary shares. The address of the foregoing reporting person is 210 E. Earll Drive, Phoenix, Arizona 85012.

(7)

Pursuant to a Schedule 13G filed with the SEC on February 3, 2023, the shares reported above consist of (i) 822,962 shares held of record by Cantor Fitzgerald Securities and (ii) 500,000 shares held of record by Cantor Fitzgerald & Co. CF Group Management, Inc. (of which Howard W. Lutnick is Chairman and Chief Executive and serves as trustee of its sole shareholder) is the managing general partner of Cantor Fitzgerald, L.P. and directly or indirectly controls the managing general partners of Cantor Fitzgerald Securities and Cantor Fitzgerald & Co. Cantor Fitzgerald, L.P. indirectly holds a majority of the ownership interests of each of Cantor Fitzgerald Securities and Cantor Fitzgerald & Co. As such, each of Cantor Fitzgerald, L.P., CF Group Management, Inc. and Mr. Lutnick may be deemed to have beneficial ownership of the shares directly held by Cantor Fitzgerald Securities and Cantor Fitzgerald & Co. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The address of the foregoing reporting persons is 110 East 59th Street, New York, New York 10022.

(8)

Pursuant to a Schedule 13G filed with the SEC on April 13, 2022, as amended on January 30, 2023. The shares reported above are held by entities subject to voting control and investment discretion by Millennium Management LLC and/or other investment managers that may be controlled by Millennium Group Management LLC (the managing member of Millennium Management LLC) and Israel A. Englander (the sole voting trustee of the managing member of Millennium Group Management LLC). The foregoing should not be construed in and of itself as an admission by Millennium Management LLC, Millennium Group Management LLC or Mr. Englander as to beneficial ownership of the shares held by such entities. The address of the foregoing reporting persons is 399 Park Avenue, New York, New York 10022.

(9)

Pursuant to a Schedule 13G filed with the SEC on October 21, 2021, as amended on December 2, 2021 and February 14, 2023. The shares reported above consist of (i) 975,000 Class A ordinary shares held of record by LMR CCSA Master Fund Ltd and (ii) 975,000 Class A ordinary shares held of record by LMR Multi-Strategy Master Fund Limited. LMR Partners LLP, LMR Partners Limited, LMR Partners LLC, LMR Partners AG and LMR Partners (DIFC) Limited (collectively, the “LMR Investment Managers”) serve as the investment managers to LMR CCSA Master Fund Ltd and LMR Multi-Strategy Master Fund Limited with respect to the shares reported above, and Ben Levine and Stefan Renold are ultimately in control of the investment and voting decisions of the LMR Investment Managers with respect to such shares. Accordingly, each of the LMR Investment Managers and Messrs. Levine and Renold share voting and investment power over the shares reported above and may be deemed the beneficial owner of such shares. The address of the foregoing reporting persons is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J 8AJ, United Kingdom.
(10)

Pursuant to a Schedule 13G filed with the SEC on February 4, 2022, as amended on February 9, 2023. The shares reported above consist of: (a) 194,206 shares held for the account of Magnetar Constellation Fund II, Ltd; (b) 604,196 shares held for the account of Magnetar Constellation Master Fund, Ltd; (c) 34,600 shares held for the account of Magnetar Systematic Multi-Strategy Master Fund Ltd; (d) 237,362 shares held for the account of Magnetar Xing He Master Fund Ltd; (e) 113,288 shares held for the account of Purpose Alternative Credit Fund Ltd; (f) 156,444 shares held for the account of Magnetar SC Fund Ltd; (g) 224,774 shares held for the account of Magnetar Structured Credit Fund, LP; (h) 228,370 shares held for the account of Magnetar Lake Credit Fund LLC; and (i) 39,560 shares held for the account of Purpose Alternative Credit Fund—T LLC (collectively, the “Magnetar Funds”). Magnetar Financial LLC (“Magnetar Financial”) serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the shares held for the Magnetar Funds’ accounts. Magnetar Financial shares voting and investment power over such shares with Magnetar Capital Partners LP, its sole member and parent holding company (“Magnetar Capital Partners”), Supernova Management LLC, the general partner of Magnetar Capital Partners (“Supernova Management”), and David J. Snyderman, the manager of Supernova Management. The address of the foregoing reporting persons is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(11)

Pursuant to a Schedule 13G filed with the SEC on February 11, 2022, as amended on February 13, 2023, by Polar Asset Management Partners Inc., which serves as the investment advisor to Polar Multi-Strategy Master Fund (“PMSMF”) with respect to the Class A ordinary shares which are directly held by PMSMF. Polar Asset Management Partners Inc. is an investment fund manager, portfolio manager, exempt market dealer and commodity trading manager registered with the Ontario Securities Commission. The address of the foregoing reporting person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(12)

Pursuant to a Schedule 13G filed with the SEC on October 14, 2021, as amended on February 14, 2022, the shares reported above are held of record by Radcliffe SPAC Master Fund, L.P., which shares voting and investment power over such shares with Radcliffe SPAC GP, LLC, Steven B. Katznelson, Christopher Hinkel, RGC Management Company, LLC and Radcliffe Capital Management, L.P., each of whom may be deemed to beneficially own such shares. The address of the foregoing reporting persons is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

(13)

Pursuant to a Schedule 13G filed with the SEC on October 22, 2021, as amended on February 9, 2022. Koch Industries, Inc. holds sole voting and investment power over the shares held by Spring Creek Capital, LLC by virtue of Koch Industries, Inc.’s indirect beneficial ownership of Spring Creek Capital, LLC, which is beneficially owned by SCC Holdings, LLC, which in turn is beneficially owned by KIM, LLC, which in turn is beneficially owned by Koch Investments Group, LLC, which in turn is beneficially owned by Koch Investments Group Holdings, LLC, which in turn is beneficially owned by Koch Industries, Inc., in each case by means of ownership of all voting equity instruments. Accordingly, Koch Industries, Inc., SCC Holdings, LLC, KIM, LLC, Koch Investments Group, LLC and Koch Investments Group Holdings, LLC may be deemed to beneficially own the shares held by Spring Creek Capital, LLC reported above. The foregoing should not be construed in and of itself as an admission by SCC Holdings, LLC, KIM, LLC, Koch Investments Group, LLC, Koch Investments Group Holdings, LLC or Koch Industries, Inc. as to beneficial ownership of such shares. The address of the foregoing reporting persons is 4111 E. 37th Street North, Wichita, KS 67220.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the names and ages of all of our directors and executive officers as of                 , 2023, except as specifically stated below. Our officers are appointed by, and serve at the pleasure of, the Board of Directors.

Name	Age	Position
William M. Mounger II	66	Chief Executive Officer and Chairman of the Board
Cathy Martine-Dolecki	64	Chief Operating Officer and Director
Timothy Dawson	69	Chief Financial Officer
Robert Willis	54	Director
Greg Boyd	57	Director
David Jones	65	Director
David Barksdale	46	Director
Alex Parker	52	Director
Steven Rogers	68	Director

Set forth below is biographical information about each of the individuals named in the tables above:

William M. Mounger II serves as our Chairman and Chief Executive Officer. Mr. Mounger is a highly-experienced executive with over 40 years of successfully founding, building, leading and advising corporations within the telecommunication and wireless industries. With his operational and investment experience, Mr. Mounger has raised capital, navigated the initial public offering process, and been directly involved in multiple mergers and acquisitions. Since October 2002, Mr. Mounger has been serving as Chairman and CEO of Tristar Technologies, LLC, a telecom and technology search firm. In July 2014, Mr. Mounger founded Tristar License Group, LLC, to develop and acquire Advanced Wireless Services (AWS-3) spectrum licenses in FCC Auction 97. Since its inception, Mr. Mounger has been serving as the manager of Tristar License Group. In addition, Mr. Mounger founded two additional companies for the acquisition and development of wireless spectrum licenses in two separate FCC auctions. In August 2015, Mr. Mounger founded Tstar 600, LLC to participate in FCC Auction 1002 for 600 MHz spectrum licenses. In August 2020, Mr. Mounger founded Widespread Wireless, LLC to participate in FCC Auction 107 for C-Band 3.7 – 3.98 GHz spectrum licenses. Mr. Mounger currently serves as the manager at Widespread Wireless, where he focuses on the acquisition and build-out of wireless spectrum licenses using private equity capital. In December 2013, Mr. Mounger founded Nova Towers Holdings, LLC and served as a manager until January 2017. At Nova Towers Holdings, Mr. Mounger worked with Nova Towers, LLC and with AT&T Wireless as one of five approved vendors to build communication towers. Mr. Mounger also founded Tritel Inc. (NASDAQ: TTEL) and served as Chairman and CEO from January 2000 to April 2000. Tritel had its initial public offering in 1999. During Mr. Mounger’s tenure, Tritel merged with TeleCorp PCS (NASDAQ: TLCP) in 2000. From April 2000 to October 2002, he served as Chairman of TeleCorp PCS. TeleCorp provided digital wireless services under the SunCom and AT&T brands in 14 states and Puerto Rico. In 2002, TeleCorp was acquired by AT&T Wireless. In addition to his time at Tritel and TeleCorp, Mr. Mounger’s extensive experience in the telecommunications industry includes his role as the former Chairman of the Cellular One Advisory Council and former board member of the Wireless Infrastructure Association. Mr. Mounger has been a board member of the CTIA – The Wireless Association since January 2017. He has also founded and sold companies such as Continuum 700 to acquire wireless spectrum licenses at FCC held auctions. From January 1990 until the formation of Tritel in January 1999, he was President of Mercury Communications Company, a cellular operating company, where he was involved with the management and operation of numerous wireless telecommunication ventures. At Mercury Communications Company, Mr. Mounger built, operated, and managed rural cellular telephone systems for third-party cellular license holders. He worked with financial institutions as well as Novatel Wireless to build-out its systems. Mercury’s operating markets were branded under CellularOne and operated in MS, AR, KY, WV, FL, WA, AK, OH and IL. From 1993 to 1996, he sold the markets managed by Mercury in several multi-stage transactions to

McCaw Cellular, U.S. Cellular, Horizon, and CenturyTel Enterprises. Alongside these roles, since June 2015, Mr. Mounger has been serving as the Chairman of Delta Industries, a multi-state concrete operator. He has also been a board member at Delta Industries since December 2014. In addition, Mr. Mounger has been a Commissioner of the Mississippi Commission on Wildlife, Fisheries, and Parks since July 2017 and is involved in many charitable and civic organizations. Mr. Mounger graduated magna cum laude with a B.A. from Vanderbilt University and holds an M.A. from Reformed Theological Seminary.

Cathy Martine-Dolecki serves as our Chief Operating Officer and a Director. Mrs. Martine-Dolecki is a highly experienced and accomplished executive with more than 30 years of experience across the global telecommunications industry. From November 2020 to December 2020, Mrs. Martine-Dolecki was a Board Member at TESSCO Technologies Incorporated (NASDAQ: TESS), a technology distributor and manufacturer serving commercial customers in the wireless space. Her various board positions and extensive executive experience at AT&T (NYSE: T) provide for her robust operational skillset and ability to create value and drive growth. As the former President of National Business at AT&T from January 2015 to March 2017, she led a team of over 7,000 sales associates. During her time, she led a multi-billion dollar business unit based on revenues. Prior to her role at National Business, she was the President of Enterprise Business Solutions at AT&T from January 2013 to December 2014. From January 2008 to December 2012, she was President of AT&T Small Business Solutions, a multi-billion dollar business unit based on revenues, with overall responsibilities for the sales, distribution, marketing and product management of solutions for businesses with up to 500 employees. Her experience at AT&T also includes serving as the President and Chief Executive Officer of the Midwest (formerly Ameritech) and East (formerly SNET) regions from January 2008 to December 2012. In that role, Mrs. Martine-Dolecki led one of AT&T’s largest business units, serving appropriately 95% of AT&T’s business customers in the United States. Mrs. Martine-Dolecki previously served as a board member of Legal Shield, a portfolio company owned by Mid Ocean Partners from January 2013 to May 2018. She joined and is currently serving on the Americas executive board at the Massachusetts Institute of Technology, Sloan School of Management. Mrs. Martine-Dolecki graduated summa cum laude with a B.A. in Economics from the College of Mount Saint Vincent, holds a M.S. in General Management from M.I.T. where she was a Sloan Fellow, and an M.B.A. from New York University’s Stern School of Business.

Timothy Dawson serves as our Chief Financial Officer. Mr. Dawson has over 30 years of executive corporate financial experience in various roles across public and private companies. His experience financing and restructuring the capital stack of public and private firms, executing bond issuances, and facilitating mergers and acquisitions provide him with a robust skill set in managing public company financial operations. From August 2005 to October 2018, Mr. Dawson served as the Chief Financial Officer and a member of the Board of Directors and of the Executive Committee of Cal-Maine Foods (NASDAQ: CALM), the largest producer and distributor of fresh eggs in the U.S. During his 13-year tenure as CFO, he facilitated eight strategic acquisitions for the firm. Additionally, as one of the three members of Cal-Maine’s Executive Committee Mr. Dawson oversaw the Information Technology and Human Resources departments at the firm. Prior to his position at Cal-Maine Foods, in January 1996 Mr. Dawson became the Vice-President of Finance and the Chief Financial Officer of the Mississippi Chemical Corporations, a nitrogen, phosphate and potash-based fertilizer manufacturer. In January 1999, Mr. Dawson was promoted to Senior Vice President and CFO and served until December 2004. At Mississippi Chemical Corporation. Mr. Dawson facilitated the firm’s conversion from a cooperative to a public company, leading to a successful initial public offering in 1994, as well as overseeing its eventual sale to Terra Industries, Inc. in 2004. During his tenure at Mississippi Chemical Corporation, Mr. Dawson also conducted a $350 million leveraged lease with GE Capital on a newsprint mill and a $250 million project finance deal through a joint venture for an ammonia plant in Trinidad. Mr. Dawson also led a $200 million public bond offering for the company. From May 1975 to June 1979, Mr. Dawson was the Exports Accountant and held multiple accounting related positions at Cook Industries, a publicly traded international grain business and at the time the 3rd largest grain exporter in the U.S. Mr. Dawson graduated with special distinction from Mississippi State University with a Bachelor of Accountancy, and holds an M.B.A. from Millsaps College.

Robert Willis serves as a Director. Mr. Willis brings more than 30 years of leadership and entrepreneurial experience and has sourced and led control transactions in various industries including online gaming, computer software, natural resources and among others. Mr. Willis is qualified to serve as our Director because of his operational experience, his capital market expertise, and his investment experience in identifying, evaluating, and structuring acquisition opportunities. Mr. Willis is a co-founder of Navigation Capital Partners L.P. In addition to his role at Navigation Capital, Mr. Willis served as President of Pensare Acquisition Corporation (NASDAQ: WRLS), which completed an acquisition in April 2020 and was renamed to American Virtual Cloud Technologies (NASDAQ: AVCT), where Mr. Willis is still an advisor. He was a key financial architect of Pensare’s successful acquisition of Computex Technology Solutions and AVC Technologies’ contract with AT&T. Prior to co-founding Navigation Capital, Mr. Willis served as the President of Nsoro, LLC in 2007. In such capacity, he negotiated the acquisition of the business by MasTec (NYSE: MTZ) and following its acquisition, served in an advisory role from 2010 through July 2016. From December 2013 until December 2015, Mr. Willis served as the chairman of U.S. Shale Solutions, Inc., a shale services company which he founded in 2013. In 2004, Mr. Willis founded Gaming VC Holdings, now named Entain plc (LSE: ENT) which listed on the London Stock Exchange. Mr. Willis served as the financial director of Entain until 2006. Entain is now one of the world’s largest gaming groups, employing more than 24,000 people in 20 offices across the five continents.

Greg Boyd serves as a Director. Mr. Boyd has extensive experience within the telecommunications industry, founding and successfully exiting more than eight companies in the cell tower vertical. In July 1994, Mr. Boyd founded the Intellicom Wireless Management, Inc. Mr. Boyd is currently the Founder and the Chief Executive Officer of Intellicom Wireless Management, Inc., which has managed the development, construction and/or infrastructure coordination of over 800 communication towers throughout the U.S. since February 2000. In December 2011, he also founded Nova Towers, LLC and since its inception, has served as its Chief Operating Officer. Nova Towers, LLC has been selected by AT&T as one of five approved U.S. BTS vendors. Mr. Boyd’s vast mergers and acquisitions history and transactional experience with the sales of his previous ventures provides a unique insight on value creation within the cell tower vertical. His previous experience includes positions with Motorola (NYSE: MSI) as the Southeastern Business Manager from 1988 to 1994 and as a Regional Manager from 1997 to 1998 at MJA Communications Corp., the latter of which helped launch AT&T’s initial PCS buildout across the southeast U.S. Mr. Boyd received a B.S. in Electrical Engineering from Auburn University.

David Jones serves as a Director. He is the founder and chairman of Chrysalis Ventures, a venture capital firm that has invested in technology-enabled businesses since 1993. At Chrysalis Ventures, Mr. Jones has worked with and served on the boards of many growth companies in the Midwest and South, including Appriss, Inc., Tritel Communications (founded and led by Mr. Mounger), which went public and was later sold to AT&T Wireless, Regent Communications, a radio station consolidator which was acquired by Jacor Communications, and High Speed Access Corp., which went public and later was sold to Charter Communications. Mr. Jones currently serves on the board of directors at Humana, Inc. (NYSE: HUM), a healthcare company where he was Vice-Chair from 1996 to 2005 and Chairman from 2005 to 2010. Mr. Jones chairs the board’s nominating and governance committee and serves on its compensation and executive committees. He is also a director of the following companies: New Life Solution, Inc. (d.b.a. meQuilibrium), a digital coaching and analytics company where he chairs the board’s audit committee; Confluent Health, a company that operates outpatient physical therapy clinics and provides clinician education services, where Mr. Jones chairs the board’s audit committee. Mr. Jones also serves on the boards of The Humana Foundation, a non-profit organization that invests in community well-being by focusing on the social determinants of health and on the board of the C.E. & S. Foundation. Mr. Jones previously served on the boards of ACCH Holdings (formerly known as HCCA Holdco, LLC), a healthcare staffing and clinical process outsourcing company, from September 2002 to August 2016 and of Connecture, Inc., a provider of health insurance sales and service automation software, from March 2004 to 2019. In addition, he was on the boards of MyHealthDirect, Inc., a provider of healthcare coordination software, from December 2009 to December 2017 and of Insider Media Group, a local media startup in Louisville, KY. Mr. Jones has a B.A., magna cum laude, from Yale University and a J.D. from Yale University Law School.

Prior to founding Chrysalis Ventures, he practiced law in the U.S. Department of State Legal Adviser’s office in Washington and in a commercial law firm.

David Barksdale serves as a Director. Mr. Barksdale has 15 years of legal, operating, and principal investing experience. As a result of his broad range of business and legal experience, Mr. Barksdale brings valuable business development, technology, and investing experience to the Board. Mr. Barksdale currently serves as a Principal at Alluvian Capital, LLC, a privately held company with diversified investments in the telecommunications and software industries. Previously, he was Co-Chairman and Chief Executive Officer of Spread Networks, LCC, which was acquired by Zayo Group (NYSE: ZAYO) in 2018. During his tenure as CEO, Spread Networks completed construction of its Chicago-to-New York fiber optic network and expansion of services throughout the greater Chicago and New York markets. Mr. Barksdale served as a Director at Sanderson Farms (NASDAQ: SAFM), the third largest poultry producer in the U.S. with a market capitalization of $3.1 billion, until its sale to Cargill, Incorporated and Wayne Farms LLC. He also serves as the vice chairman of the Greater New Orleans Foundation, a nonprofit organization. Mr. Barksdale was previously an attorney in the New York office of Cleary, Gottlieb, Steen & Hamilton LLP. Mr. Barksdale holds a J.D. from New York University School of Law and a B.A. from Tulane University.

Alex Parker serves as a Director. Since May 2020, Mr. Parker has been serving as the Chief Executive Officer of Sequential Technology International (STI). STI is a global provider of BPO, SaaS and Consulting Services. Previously, Mr. Parker was the Senior Vice President of Service Delivery Excellence at AT&T from September 2018 to May 2020. During this time, Mr. Parker is the CEO of Sequential Technology International. Previously, he was the Senior Vice President of Service Excellence at AT&T, where he ran global provisioning operations and led a team of over 5,000 people. From June 2017 to September 2018, Mr. Parker was the Senior Vice President of AT&T’s State, Local and Education, where he covered more than 50,000 customers while generating over $2.5 billion in revenue. Additionally, from June 2016 to June 2017, as Senior Vice President of Global Solutions and Sales Operations at AT&T, Mr. Parker supported a global team of more than 2,000 associates and was responsible for executing deal negotiation, solution design, contracting and compensation strategy. Mr. Parker also held positions abroad during his tenure at AT&T. From November 2011 to July 2014, Mr. Parker was the Vice President of Global Service Management in London, England, where he was responsible for the overall customer experience across Europe, Middle East and Africa, Canada, Caribbean and Latin America, and Asia Pacific. Mr. Parker is an advisory board member of the National Organization of Black Law Enforcement and a board member of the Grapevine-Colleyville ISD Education Foundation. Mr. Parker holds a B.S. in computer science from the Georgia Institute of Technology and a Master of International Business degree from Saint Louis University.

Steven Rogers serves as a Director. Mr. Rogers has 38 years of commercial real estate investment experience to identify and evaluate acquisition opportunities. In 2011, Mr. Rogers founded and currently serves as the manager of Rogers & Associates, LLC, a firm that provides specialized solutions for principals and institutional owners in the real estate industry and board level advisory work. From 1983 to 2011, Mr. Rogers served as President, Chief Executive Officer and director at Parkway Properties Inc. (NYSE: PKY) since its early development stage and through its move to the New York Stock Exchange and the S&P 600 Small Cap Index. Parkway Properties was a real estate investment trust specializing in the acquisition, ownership, development, and management of quality office properties in the Sun Belt region of the United States. At Parkway Properties, Mr. Rogers provided leadership, policy setting, capital allocation and discretionary fundraising for the real estate investment trust (REIT). During his tenure at Parkway, Parkway was named A Great Place to Work five times by the Society of Human Resource Management, NAREIT Leader in Light Award, and the Urban Land Institute Award for Excellence. Mr. Rogers’ numerous current community and business activities include serving as the Chairman of the Board and a member of the compensation, nominating, and governance committees at RREEF America REIT II since 2014. Mr. Rogers is also the chairman of the board of Net Lease Alliance and a director of First Commercial Bank. Mr. Rogers graduated magna cum laude from the University of Mississippi and went on to complete five years in the U.S. Army, where he was quickly advanced from Lieutenant to Captain and was selected for early command. He received the Army Commendation Medal and the Meritorious Service Medal for his services. Mr. Rogers also holds an M.B.A. from Harvard Graduate School of Business Administration.

GOVERNANCE OF THE COMPANY

Our Board of Directors

We currently have eight directors. Our board of directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with NYSE corporate governance requirements, we are not required to hold an annual meeting until one full year after our first fiscal year end following our listing on NYSE.

The term of office of the first class of directors, consisting of Cathy Martine- Dolecki, Robert Willis and William M. Mounger II, will expire at our first annual general meeting. The term of office of the second class of directors, consisting of Greg Boyd, Alex Parker and Steven Rogers, will expire at our second annual general meeting. The term of office of the third class of directors, consisting of David Barksdale and David Jones, will expire at our third annual general meeting.

Prior to the completion of an initial business combination, any vacancy on the Board of Directors may be filled by a nominee chosen by holders of a majority of our founder shares. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the Board of Directors for any reason.

Our officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors rather than for specific terms of office. Our Board of Directors is authorized to appoint persons to the offices set forth in our amended and restated memorandum and articles of association as it deems appropriate. Our amended and restated memorandum and articles of association will provide that our officers may consist of one or more chairman of the board, chief executive officer, president, chief financial officer, vice presidents, secretary, treasurer and such other offices as may be determined by the Board of Directors.

Director Independence

NYSE listing standards require that a majority of our Board of Directors be independent. Our Board of Directors has determined that Greg Boyd, David Barksdale, David Jones, Alex Parker and Steven Rogers are “independent directors” as defined in the NYSE listing standards. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Our board of directors will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

Board Committees

Our board of directors has two standing committees: an audit committee and a compensation committee. Each committee operates under a charter that has been approved by our board and has the composition and responsibilities described below. Copies of the audit committee charter and the compensation committee charter Appendix A and B, respectively. Our audit committee and compensation committee are composed solely of independent directors.

Audit Committee

We have established an audit committee of the board of directors, which consists of David Barksdale, David Jones and Steven Rogers, each of whom is an independent director under NYSE’s listing standards. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•

the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•

pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent registered public accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under NYSE’s listing standards. NYSE’s standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to NYSE that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Following the merger, our Board of Directors will determine which member of our audit committee qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the NYSE.

Compensation Committee

We have established a compensation committee of the board of directors, which consists of David Barksdale, Greg Boyd and Alex Parker, each of whom is an independent director under NYSE’s listing standards. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving on an annual basis the compensation of all of our other officers;

•	Reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Nominating and Corporate Governance Committee

We established a nominating and corporate governance committee. The members of our nominating and corporate governance are Greg Boyd, David Jones and Alex Parker. Alex Parker serves as chair of the nominating and corporate governance committee. The nominating and corporate governance committee’s duties, which are specified in our Nominating and Corporate Governance Committee Charter, include, but are not limited to:

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identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board of Directors candidates for nomination for appointment at the annual general meeting or to fill vacancies on the Board of Directors;

•	developing, recommending to the Board of Directors and overseeing implementation of our corporate governance guidelines;

•	coordinating and overseeing the annual self-evaluation of the Board of Directors its committees, individual directors and management in the governance of the company; and

•	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.

Board Member Attendance at Annual Meetings

We do not have a formal policy regarding Board attendance at our annual meetings, however, all of our directors are invited to the annual meeting. This will be our first annual meeting since our initial public offering.

Board Leadership Structure and Role in Risk Oversight

William M. Mounger II serves as both our Chief Executive Officer and Chairman of the Board. Our Board of Directors has no policy with regard to the separation of the offices of Chairman of the Board and Chief Executive Officer, and believes, given the size and activities of our company, it is appropriate for Mr. Mounger to serve in both roles.

Our management is responsible for managing risks in our business, including developing processes to manage and monitor risks. The Board views its role as one of oversight. The Board focuses on understanding management’s risk management systems, the effectiveness of those systems, and the way in which management proactively manages risks. In addition, the Board utilizes the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee to manage risks that arise under each committee’s area of focus.

Nomination of Director Candidates

Our nominating and corporate governance committee will recommend to the Board of Directors candidates for nomination for appointment at the annual general meeting. We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Shareholder Communications with Directors

Persons wishing to write to our Board of Directors, or to a specified director or committee of the Board, should send correspondence to the Corporate Secretary at 2870 Peachtree Road NW, Suite 509, Atlanta, Georgia 30305. Electronic submissions of stockholder correspondence will not be accepted.

The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board or to the affairs of the Company. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We filed a copy of our Code of Ethics and our audit, compensation and nominating and corporate governance committee charters as exhibits to the registration statement. You may review these documents by accessing our public filings at the SEC’s website at www.sec.gov and at our website at https://tristaracq.com/. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

No executive officer has received any cash compensation for services rendered to us. Commencing on the date of this Annual Report through the acquisition of a target business or our liquidation of the trust account, we will pay our sponsor $10,000 per month for providing us with office space and certain office and secretarial services. However, this arrangement is solely for our benefit and is not intended to provide our officers or directors compensation in lieu of a salary. We may also pay consulting, finder or success fees to our initial stockholders, officers, directors or their affiliates for assisting us in consummating our initial business combination with such fee to be determined in an arms’ length negotiation based on the terms of the business combination.

Other than the $10,000 per month administrative fee, the payment of consulting, success or finder fees to our sponsor, officers, directors, or their affiliates in connection with the consummation of our initial business combination and the repayment of the up to $300,000 loan made by our sponsor to us, no compensation or fees of any kind will be paid to our sponsor, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, they will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of consulting, success or finder fees payable by us upon consummation of an initial business combination. Additionally, there is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. However, the amount of such compensation may not be known at the time of the stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.

RELATED PARTY TRANSACTIONS

In March 2021, our Sponsor paid $25,000, or approximately $0.0035 per share, to cover certain offering costs on our behalf in consideration of 7,187,500 Class B ordinary shares, par value $0.0001. Also in March 2021, our Sponsor transferred 50,000 of such founder shares (25,000 shares each) to Timothy Dawson, our Chief Financial Officer, and Cathy-Ann Martine-Dolecki, our Chief Operating Officer, in each case, at their original purchase price. In August 2021, our Sponsor forfeited 1,437,500 of such founder shares in the aggregate for no consideration. In November 2021, our Sponsor transferred 150,000 of such founder shares (25,000 shares each) to David Barksdale, Greg Boyd, David Jones, Alex Parker, Steven Rogers, and Robert Willis, each a director of the Company, in each case for their par value. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20.0% of the issued and outstanding shares upon completion of our initial public offering. The founder shares (including the Class A ordinary shares issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Our Sponsor has purchased an aggregate of 7,345,000 private placement warrants for a purchase price of $1.00 per whole warrant in a private placement that occurred simultaneously with the closing of our initial public offering. As such, our Sponsor’s interest in this transaction is valued at $7,345,000. Each private placement warrant entitles the holder to purchase one Class A ordinary share at $11.50 per share, subject to adjustment. The private placement warrants (including the Class A ordinary shares issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of our initial business combination.

As more fully discussed in the section of the company’s prospectus entitled “Management — Conflicts of Interest,” if any of our officers or directors become aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us. No compensation of any kind, including finder’s and consulting fees, will be paid to our Sponsor, officers and directors, or their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made by us to our Sponsor, officers, directors or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we may repay such loaned amounts out of the proceeds of the trust account released to us. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Sponsor, its affiliates or our management team as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a general meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We entered into a registration rights agreement pursuant to which our Sponsor, directors and the anchor investors are entitled to certain registration rights with respect to the private placement warrants, the warrants issuable upon conversion of working capital loans (if any) and the Class A ordinary shares issuable upon exercise of the foregoing and upon conversion of the founder shares, as long as the Sponsor and directors hold any securities covered by the registration agreement, which is described under the section of the company’s prospectus entitled “Description of Securities — Registration Rights.”

Policy for Approval of Related Party Transactions

The audit committee of our Board of Directors adopted a charter, providing for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the audit committee. At its meetings, the audit committee shall be provided with the details of each new, existing, or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the company has already committed to, the business purpose of the transaction, and the benefits of the transaction to the company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Articles Extension Date to consider and vote upon approval of a Business Combination Agreement and a Business Combination. If the Extension Amendment Proposal is not approved, as contemplated by our IPO prospectus and in accordance with the Articles, or if it is approved but we do not consummate a Business Combination before the Articles Extension Date or Additional Articles Extension Date (if applicable), the Company will dissolve and liquidate.

HOUSEHOLDING INFORMATION

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are the Company’s shareholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to Tristar Acquisition I Corp., 2870 Peachtree Road NW, Suite 509, Atlanta, Georgia 30305. Shareholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any shareholder at a shared address to which a single copy of the documents was delivered.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company in writing at 2870 Peachtree Road NW, Suite 509, Atlanta, Georgia 30305.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Alliance Advisors, the proxy solicitor for the Company, by calling                (toll-free), or banks and brokers can call                , or by emailing TRIS@allianceadvisors.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Annual Meeting, or no later than                , 2023.

Appendix A

TRISTAR ACQUISITION I CORP.

AUDIT COMMITTEE CHARTER

I.	Purposes

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Tristar Acquisition I Corp., a Cayman Islands exempted company (the “Company”), to assist the Board in its oversight of the accounting and financial reporting processes of the Company and the Company’s compliance with legal and regulatory requirements. To assist the Board in fulfilling its responsibilities, the Committee shall: (A) oversee: (i) audits of the financial statements of the Company; (ii) the integrity of the Company’s financial statements; (iii) the Company’s processes relating to risk management and the conduct and systems of internal control over financial reporting and disclosure controls and procedures; (iv) the qualifications, engagement, compensation, independence and performance of the Company’s independent auditor, and the auditor’s conduct of the annual audit of the Company’s financial statements and any other services provided to the Company; and (v) the performance of the Company’s internal audit function, if any; and (B) produce the annual report of the Committee required by the rules of the U.S. Securities and Exchange Commission (the “SEC”).

The business of the Company is managed under the direction of the Board and the various committees thereof, including the Committee. The basic responsibility of the Committee is to exercise its business judgment in carrying out the responsibilities described in this Charter in a manner the Committee members reasonably believe to be in the best interest of the Company and its shareholders. The Committee is not expected to assume an active role in the day-to-day operation or management of the Company.

II.	Committee Membership

A.	Composition

The Committee shall consist of at least three members of the Board, subject to applicable phase-in rules of the New York Stock Exchange (“NYSE”). Except as otherwise directed by the Board, a director selected as a Committee member shall continue to be a member for as long as he or she remains a director or until his or her earlier resignation or removal from the Committee. Any member may be removed from the Committee by the Board, with or without cause, at any time. Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

B.	Chair

The Chair of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Board, shall preside at meetings of the Committee and shall have authority to convene meetings, set agendas for meetings, and determine the Committee’s information needs, except as otherwise provided by the Board or the Committee; provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson. In the absence of the Chair at a duly convened meeting, the Committee shall select a temporary substitute from among its members to serve as chair of the meeting.

C.	Independence

Each member of the Committee shall be an “independent” director in accordance with applicable listing standards of NYSE and Rule 10A-3 under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to any exceptions or cure periods that are applicable pursuant to the foregoing requirements and the phase-in periods permitted under the rules of NYSE under which the Committee is required to have only one independent member at the time of listing, a majority of independent members within 90 days of listing and all independent members within one year of listing. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

D.	Financial Literacy

Each member of the Committee shall in the judgment of the Board have the ability to read and understand fundamental financial statements and otherwise meet the financial literacy requirements of NYSE. At least one member shall be an “audit committee financial expert” as such term is defined under applicable SEC rules.

E.	Service on Multiple Audit Committees

No member of the Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board has determined that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

III.	Authority

In discharging its role, the Committee is empowered to inquire into any matter that it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company, and, subject to the direction of the Board, the Committee is authorized and delegated the authority to act on behalf of the Board with respect to any matter it determines to be necessary or appropriate to the accomplishment of its purposes.

The Committee shall have authority to retain, direct and oversee the activities of, and to terminate the engagement of, the Company’s independent auditor and any other accounting firm retained by the Committee to prepare or issue any other audit report or to perform any other audit, review or attest services and any legal counsel, accounting or other advisor or consultant hired to assist the Committee, all of whom shall be accountable to the Committee.

The Company shall provide the Committee with appropriate funding, as determined by the Committee, for the payment of (a) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (b) compensation to any independent counsel or other advisers retained by the Committee in carrying out its duties; and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

IV.	Committee Meetings

The Committee shall meet on a regularly scheduled basis at least four times per year and additionally as circumstances dictate.

The Committee shall establish its own schedule of meetings. The Committee may also act by unanimous written consent of its members.

Notice of meetings shall be given to all Committee members or may be waived, in the same manner as required for meetings of the Board. Meetings of the Committee may be held by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear and speak with each other. A majority of the members of the Committee shall constitute a quorum for a meeting and the affirmative vote of a majority of members present at a meeting at which a quorum is present shall constitute the action of the Committee. The Committee shall otherwise establish its own rules of procedure.

The Committee shall meet in executive session separately with each of the independent auditor, the internal auditor, if any, and with senior management, at least quarterly. At the end of each of the Committee’s regularly scheduled meetings, and more frequently as deemed necessary, the Committee shall meet in private session with only the Committee members.

V.	Delegation

The Committee, by resolution approved by a majority of the Committee, may form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee and such delegation is not otherwise inconsistent with law and applicable rules and regulations of the SEC and NYSE.

VI.	Key Responsibilities

The Committee relies on the expertise and knowledge of management, the internal auditors, if any, and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company, and for establishing and maintaining effective internal control over financial reporting. The independent auditor is responsible for auditing the Company’s financial statements and, if applicable, the Company’s internal control over financial reporting, and for reviewing the Company’s unaudited interim financial statements.

The responsibilities set forth in this charter do not reflect or create any duty or obligation of the Committee to plan or conduct any audit; to determine or certify that the Company’s financial statements are complete, accurate, fairly presented or in accordance with generally accepted accounting principles (“GAAP”) or applicable law; to guarantee or otherwise certify as to the independent auditor’s reports; to conduct investigations; or to assure compliance with laws and regulations or the Company’s Code of Ethics and Business Conduct, internal policies, procedures and controls. The following responsibilities are set forth as a guide for fulfilling the Committee’s purposes in such manner as the Committee determines is appropriate.

A.	Oversight of the Independent Auditor

(i)

Independent Auditor Retention. The Committee is solely and directly responsible for the appointment, evaluation, compensation, retention and, if appropriate, replacement of the independent auditor. The Committee may, in its discretion, seek shareholder ratification of the public accounting firm selected to be the Company’s independent auditor.

(ii)

Independence. The Committee shall assess at least annually the independent auditor’s independence. In connection with this assessment, the Committee shall ensure the receipt of and review formal written statements from the independent auditor delineating all relationships between the auditor and the Company, consistent with applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent auditor’s communications with the Committee concerning independence. The Committee shall engage in an active dialogue with the independent auditor concerning any disclosed relationships or services that may impact the objectivity and independence of the auditor and take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the auditor.

(iii)

Quality and Performance. The Committee shall evaluate at least annually the qualifications and performance of the independent auditor, including the lead partner. The evaluation will include obtaining a written report from the independent auditor describing the firm’s internal quality control procedures; any material issues raised by the most recent internal quality control review, PCAOB inspection, or other PCAOB review of the firm, by a peer review of the firm or by any inquiry or investigation by governmental or professional authorities within the past five years, respecting one or more independent audit or audits carried out by the firm, and any steps taken to address any such issues; and all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence.

(iv)

General Oversight. The independent auditor reports directly to the Committee. The Committee is responsible for oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting. In connection with its oversight responsibility, the Committee shall consider the independent auditor’s communications regarding, among other things, critical accounting policies and practices, all alternative accounting treatments within GAAP related to items material to the financial statements that have been discussed with management, including the ramifications of the alternative treatments and the treatment preferred by the independent auditor, and all material written communications between the independent auditor and management, and shall review the effect or potential effect of any regulatory regime, accounting initiatives or off-balance sheet structures on the Company’s financial statements.

(v)

Audit Oversight. The Committee shall establish with the independent auditor an understanding of the terms of the audit engagement, the role of the auditor with respect to the Company’s financial statements and coordination of audit efforts to ensure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of accounting firms other than the appointed auditors of the Company. The Committee shall review the scope of the annual audit or interim review (including the level of involvement with unaudited quarterly or other interim-period information), and discuss the results, including, without limitation, the independent auditor’s report and all matters required to be communicated to the Committee by the independent auditor in accordance with applicable auditing standards.

The Committee shall discuss with the independent auditor, before the issuance of the audit report, the overall audit strategy, including the timing of the audit, significant risks the auditor identified and significant changes to the planned audit strategy or identified risks. The Committee shall review with the independent auditor any audit problems or difficulties encountered during the course of the audit work and management’s response, including any restrictions on the scope of the independent auditor’s activities or access to required records, data and information, any difficult or contentious matters for which the auditor consulted outside the engagement team (for example, the audit firm’s national office), any significant disagreements with management, and any other matters arising from the audit that are significant to the oversight of the Company’s financial reporting process.

(vi)

Auditor Rotation. The Committee shall consider whether, in addition to assuring the regular rotation of the lead audit partner as required by law, in the interest of assuring continuing independence of an independent auditor, the Company should regularly rotate the firm appointed as the Company’s independent auditor.

(vii)

Pre-Approval of Auditor Services. The Committee is exclusively authorized and directed to consider and, in its discretion, approve in advance any services (including the fees and material terms thereof) proposed to be carried out for the Company by the independent auditor or by any other firm proposed to be engaged by the Company as its independent auditor. In connection with approval of any permissible tax services and services related to internal control over financial reporting, the Committee shall discuss with the independent auditor the potential effects of such services on the independence of the auditor.

B.	Financial Statements and Other Financial Disclosures

(i)	Quality and Integrity of Financial Statements. The Committee shall review and discuss with management and the independent auditor: the critical accounting policies and practices used by the Company, and any significant changes in the selection or application of the Company’s accounting and auditing principles and practices as suggested by the Company’s independent auditor, internal auditors, if any, or management; the accounting treatment to be applied in respect of significant new transactions or other significant events not in the ordinary course of the Company’s business; other policies and procedures adopted by the Company to fulfill its responsibilities regarding the presentation of financial statements in accordance with GAAP and applicable rules and regulations of the SEC, including the proper explanation and reconciliation of any non-GAAP measures presented; and any issues that arise with respect to the quality or integrity of the Company’s financial statements.

(ii)

Audited Financial Statements. The Committee shall review and discuss with management and the independent auditor, before the issuance of the audit report, the financial statements and related notes and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” proposed to be included in the Company’s Annual Report on Form 10-K. In this connection, the Committee shall review and discuss with management and the independent auditor the analyses prepared by management setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements (including analyses of the effects of alternative GAAP methods on the financial statements), and such other matters for which discussion shall be required by applicable auditing and related PCAOB standards. The Committee shall make a recommendation to the Board as to whether such financial statements should be included in the Company’s Annual Report on Form 10-K.

(iii)

Audit Committee Report. The Committee shall annually prepare an audit committee report for inclusion where necessary in the proxy statement relating to the annual general meeting of shareholders and/or annual report of the Company.

(iv)

Quarterly Financial Statements. The Committee shall review and discuss with management and the independent auditor the quarterly financial statements and related notes and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” proposed to be included in the Company’s Quarterly Reports on Form 10-Q, together with the analyses prepared by management setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, and such other matters for which discussion shall be required by applicable auditing standards and related PCAOB standards.

(v)

Earnings Releases and Other Financial Information. The Committee shall discuss with management and the independent auditor and, prior to issuance, review and approve the Company’s earnings releases, including the financial information, use of any “pro forma” or “adjusted” non-GAAP information, and earnings guidance (if such is provided) to be disclosed in such releases. The Committee shall also discuss with management other significant financial information to be provided to analysts or rating agencies.

(vi)	Payments. The Committee shall review on a quarterly basis all payments made to the Company’s sponsor, officers or directors, or to the Company’s or their affiliates.

C.	Controls and Procedures

(i)

Oversight. The Committee shall provide oversight of management’s design and maintenance of the Company’s internal control over financial reporting and disclosure controls and procedures. Prior to the filing of the Company’s Annual Report on Form 10-K, the Committee shall review with the independent auditor, management and the head of the internal audit function, if any: the Company’s annual assessment and report and the independent auditor’s report on the effectiveness of the Company’s internal control over financial reporting, to the extent then applicable; any “material weakness” or “significant deficiency” in the design or operation of internal control over financial reporting, any steps taken to resolve any such control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting; and any related significant findings and recommendations of the independent auditor or internal audit function, if any, together with management’s responses (including, in the case of the independent auditor, any concerns regarding matters within the scope of, and compliance with, Section 10A of the Exchange Act).

(ii)

Certifications. The Committee shall review and discuss with management and the independent auditor the certifications and any related disclosures made by the Company’s Chief Executive Officer and Chief Financial Officer in the Company’s periodic reports about the results of their evaluation of the effectiveness of disclosure controls and procedures and any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting, and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting, prior to the filing of the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

(iii)

Internal Audit Function. At least annually, the Committee shall review with the independent auditor the responsibilities, budget, staffing, effectiveness and performance of the internal audit function, if any, including the structure, qualification and activities of the internal audit function and the scope of internal audit responsibilities in relation to the independent auditor’s duties. The Committee shall review and assess the annual internal audit plan, if any, the process used to develop the plan, and the status of activities, significant findings, recommendations and management’s response. The Committee shall recommend for Board approval all matters related to responsibilities, budget and staffing of the internal audit function, if any. The Committee shall recommend for Board approval the appointment and, if appropriate, replacement of the senior internal audit executive.

(iv)	Hiring Policies. The Committee shall establish clear policies regarding the hiring of employees and former employees of the Company’s independent auditor.

D.	Risk Management, Compliance and Ethics

(i)

Risk Management. The Committee shall review and discuss with management, the head of the internal audit function, if any, and the independent auditor any significant risks or exposures and the Company’s policies and processes with respect to risk assessment and risk management, and shall assess the steps management has taken to monitor and control such risks, except with respect to those risks for which oversight has been assigned to other committees of the Board or retained by the Board. The Committee shall review the Company’s annual disclosures concerning the role of the Board in the risk oversight of the Company.

(ii)

Legal and Regulatory Compliance. The Committee shall review and assess with the Chairman of the Board or outside counsel, as appropriate, legal and regulatory matters that may have a material impact on the Company’s financial statements or accounting policies. The Committee shall also review and recommend for Board approval the Code of Ethics and Business Conduct and any other appropriate compliance policies, and will review requests for waivers under the Code of Ethics and Business Conduct sought with respect to any executive officer or director. The Committee shall review annually with the Chairman of the Board or outside counsel, as appropriate, the scope, implementation and effectiveness of the ethics and compliance program, and any significant deviations by officers and employees from the Code of Ethics and Business Conduct or other compliance policies, and other matters pertaining to the integrity of management.

(iii)	Procedures for Complaints. The Committee shall establish “whistleblowing” procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. The Committee shall review any such significant complaints or concerns.

(iv)

Review and Approval of Swap Transactions. The Committee shall at least annually review and approve the Company’s decision to enter into swaps and other derivative transactions that are exempt from exchange-execution and clearance requirements under “end-user exception” regulations, and review and discuss with management applicable Company policies governing the Company’s use of swaps subject to the end-user exception.

(v)

Related Party Transactions. The Committee shall review and, if appropriate, approve or ratify any related party transactions and other significant conflicts of interest. At its meetings, the Committee shall be provided with the details of each new, existing, or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the Company has already committed to, the business purpose of the transaction, and the benefits of the transaction to the Company and to the relevant related party. Any member of the Committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the Committee, participate in some or all of the Committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the Committee may determine to permit or to prohibit the related party transaction.

E.	Self-Evaluation and Reporting

(i)

Self-Evaluation and Charter Review. The Committee shall conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with this charter, and recommend to the Board such amendments of this charter as the Committee deems appropriate.

(ii)

Reporting. The Committee shall report regularly to the Board on Committee findings and recommendations and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities.

The Committee shall undertake such other responsibilities or tasks as the Board may delegate or assign to the Committee from time to time.

Adopted: October 13, 2021

Appendix B

TRISTAR ACQUISITION I CORP.

COMPENSATION COMMITTEE CHARTER

I.	Purpose

The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Tristar Acquisition I Corp., a Cayman Islands exempted company (the “Company”) to: (A) assist the Board in overseeing the Company’s employee compensation policies and practices, including (i) determining and approving the compensation of the Company’s Chief Executive Officer (“CEO”) and the Company’s other executive officers, and (ii) reviewing and approving incentive compensation and equity compensation policies and programs, and exercising discretion in the administration of such programs; and (B) produce the annual report of the Committee required by the rules of the U.S. Securities and Exchange Commission (“SEC”).

The business of the Company is managed under the direction of the Board and the various committees thereof, including the Committee. The basic responsibility of the Committee is to exercise its business judgment in carrying out the responsibilities described in this Charter in a manner the Committee members reasonably believe to be in the best interest of the Company and its shareholders. The Committee is not expected to assume an active role in the day-to-day operation or management of the Company.

II.	Committee Membership

A.	Composition

The Committee shall consist of two or more members of the Board. Members of the Committee shall be appointed by the Board. Except as otherwise directed by the Board, a director selected as a Committee member shall continue to be a member for as long as he or she remains a director or until his or her earlier resignation or removal from the Committee. Any member may be removed from the Committee by the Board, with or without cause, at any time. Any vacancy on the Committee shall be filled by a majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

At least two members of the Committee also shall qualify as a “nonemployee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”). Each member shall also be free of any relationship that, in the judgment of the Board, would interfere with the exercise of his or her independent judgment

B.	Chair

The Chair of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Board, shall preside at meetings of the Committee and shall have authority to convene meetings, set agendas for meetings, and determine the Committee’s information needs, except as otherwise provided by the Board or the Committee; provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson. In the absence of the Chair at a duly convened meeting, the Committee shall select a temporary substitute from among its members to serve as chair of the meeting.

C.	Independence

Each member of the Committee shall be an “independent” director in accordance with the applicable listing standards of the New York Stock Exchange (“NYSE”), including standards specifically applicable to compensation committee members, subject to any exceptions or cure periods that are applicable pursuant to the foregoing requirements and the phase-in periods permitted under the rules of NYSE under which the Committee is required to have only one independent member at the time of listing, a majority of independent members within 90 days of listing and all independent members within one year of listing. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

III.	Authority

In discharging its role, the Committee is empowered to inquire into any matter that it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company, and, subject to the direction of the Board, the Committee is authorized and delegated the authority to act on behalf of the Board with respect to any matter necessary or appropriate to the accomplishment of its purposes.

The Committee shall have the sole discretion to retain or obtain advice from, oversee and terminate any compensation consultant, legal counsel or other adviser to the Committee and be directly responsible for the appointment, compensation and oversight of any work of such adviser retained by the Committee, and the Company will provide appropriate funding (as determined by the Committee) for the payment of reasonable compensation to any such adviser.

IV.	Committee Meetings

The Committee shall meet as often as necessary to carry out its responsibilities, which, following the Company’s initial business combination, shall be at least quarterly.

The Committee shall establish its own schedule of meetings. The Committee may also act by unanimous written consent of its members.

Notice of meetings shall be given to all Committee members or may be waived, in the same manner as required for meetings of the Board. Meetings of the Committee may be held by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear and speak with each other. A majority of the members of the Committee shall constitute a quorum for a meeting and the affirmative vote of a majority of members present at a meeting at which a quorum is present shall constitute the action of the Committee. The Committee shall otherwise establish its own rules of procedure.

V.	Delegation

The Committee, by resolution approved by a majority of the Committee, may form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee and such delegation is not otherwise inconsistent with law and applicable rules and regulations of the SEC and NYSE.

In addition, the Committee may, by resolution approved by a majority of the Committee, delegate to management the administration of the Company’s incentive compensation and equity-based compensation plans, to the extent permitted by law and as may be permitted by such plans and subject to such rules, policies and guidelines (including limits on the aggregate awards that may be made pursuant to such delegation) as the Committee shall approve, provided that, consistent with paragraphs (d), (e) and (f) of Section VI below, the Committee shall determine and approve the awards made under such plan to any executive officer and any other member of senior management as the Committee shall designate and shall at least annually review the awards made to such other members of senior management as the Committee shall designate.

VI.	Key Responsibilities

The following responsibilities are set forth as a guide for fulfilling the Committee’s purposes in such manner as the Committee determines is appropriate:

(a)	establish and review the objectives of the Company’s management compensation programs and its basic compensation policies;

(b)	review and approve corporate goals and objectives relevant to the compensation of the CEO and other executive officers, including annual and long-term performance goals and objectives;

(c)	review and approve, subject to such further action of the Board as the Board shall determine, any employment, compensation, benefit or severance agreement with any executive officer;

(d)

evaluate at least annually the performance of the CEO and other executive officers against corporate goals and objectives including the annual performance objectives and, based on this evaluation, determine and approve, subject to such further action of the Board as the Board shall determine, the compensation (including any awards under any equity-based compensation or non-equity-based incentive compensation plan of the Company and any material perquisites) for the executive officers based on this evaluation;

(e)

determine and approve the compensation level (including any awards under any equity-based compensation or non-equity-based incentive compensation plan of the Company and any material perquisites) for other members of senior management of the Company as the Committee or the Board may from time to time determine to be appropriate;

(f)

review at least annually the compensation of other employees as the Committee determines to be appropriate (including any awards under any equity-based compensation or non-equity-based incentive compensation plan of the Company and any material perquisites);

(g)

review on a periodic basis the Company’s management compensation programs, including any management incentive compensation plans as well as plans and policies pertaining to perquisites, to determine whether they are appropriate, properly coordinated and achieve their intended purpose(s), and recommend to the Board any appropriate modifications or new plans, programs or policies;

(h)	review, approve and recommend to the Board the adoption of any equity-based compensation plan for employees of or consultants to the Company and any modification of any such plan;

(i)

administer the Company’s equity-based compensation plans for employees of and consultants to the Company as provided by the terms of such plans, including authorizing all awards made pursuant to such plans;

(j)

review, approve and recommend to the Board the adoption of any non-equity-based incentive compensation plan for employees of or consultants to the Company and any material modification of any such plan and review at least annually the awards made pursuant to such plans;

(k)	review, approve and recommend to the Board the adoption of any employee retirement plan, and other material employee benefit plan, and any material modification of any such plan;

(l)

review at least annually (a) the Company’s compensation policies, plans and practices for executives, management employees and employees generally to assess whether such policies and practices could lead to excessive risk taking behavior and (b) the manner in which any risks arising out of the Company’s compensation policies and practices are monitored and mitigated and adjustments necessary to address changes in the Company’s risk profile;

(m)

with respect to any compensation consultant who has been engaged to make determinations or recommendations on the amount or form of executive or director compensation: (a) annually, or from time to time as the Committee deems appropriate, assess whether the work of any such compensation consultant (whether retained by the compensation committee or management) has raised any conflicts of interest; and (b) review the engagement and the nature of any additional services provided by such compensation consultant to the Committee or to management, as well as all remuneration provided to such consultant;

(n)

annually, or from time to time as the Committee deems appropriate and prior to retention of any advisers to the Committee, assess the independence of compensation consultants, legal and other advisers to the Committee, taking into consideration all relevant factors the Committee deems appropriate to such adviser’s independence, including factors specified in the listing standards of the NYSE;

(o)

review and discuss with management the Compensation Discussion and Analysis disclosure required by SEC regulations and determine whether to recommend to the Board, as part of a report of the Committee to the Board, that such disclosure be included in the Company’s Annual Report on Form 10-K and any proxy statement for the election of directors; as part of this review, the Committee shall consider the results of the most recent shareholder advisory vote on executive compensation (“say-on-pay” vote) required by Section 14A of the Exchange Act;

(p)	at least every six years or more frequently as appropriate, make a recommendation to the Board regarding the frequency with which the Company will conduct a say-on-pay vote;

(q)	review the form and amount of director compensation at least annually, and make recommendations thereon to the Board;

(r)

oversee and monitor other compensation related policies and practices of the Company, including: (i) the Company’s share ownership guidelines for directors and executive officers; (ii) compliance by management with rules regarding equity-based compensation plans for employees and consultants pursuant to the terms of such plans, and the guidelines for issuance of awards as the Board or Committee may establish; (iii) the Company’s recoupment policy and procedures; and (iv) all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s officers and employees;

(s)	oversee shareholder communications relating to executive compensation and review and make recommendations with respect to shareholder proposals related to compensation matters;

(t)

conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with this charter, and recommend to the Board such amendments of this charter as the Committee deems appropriate;

(u)

report regularly to the Board on Committee findings and recommendations and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities;

(v)

from and after the completion of the Company’s initial business combination, in consultation with the CEO, annually report to the Board on succession planning, which shall include emergency CEO succession, CEO succession in the ordinary course and succession for other members of senior management, working with the entire Board to evaluate potential successors to the CEO; and

(w)	undertake such other responsibilities or tasks as the Board may delegate or assign to the Committee from time to time.

Adopted: October 13, 2021

Appendix C

TRISTAR ACQUISITION I CORP.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.	Purpose

The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Tristar Acquisition I Corp., a Cayman Islands exempted company (the “Company”), shall:

(a)	identify individuals qualified to become members of the Board, consistent with criteria approved by the Board;

(b)	select and recommend to the Board for approval director nominees, consistent with the Company’s director qualifications criteria and any obligations under its contractual arrangements;

(c)	develop and recommend to the Board for approval corporate governance guidelines applicable to the Company; and

(d)	oversee the evaluation of the Board and management.

The business of the Company is managed under the direction of the Board and the various committees thereof, including the Committee. The basic responsibility of the Committee is to exercise its business judgment in carrying out the responsibilities described in this Charter in a manner the Committee members reasonably believe to be in the best interest of the Company and its shareholders. The Committee is not expected to assume an active role in the day-to-day operation or management of the Company.

II.	Organization

The Committee shall consist of two or more directors, each of whom shall satisfy the applicable independence requirements of the Company’s corporate governance guidelines, the New York Stock Exchange and any other applicable regulatory requirements, subject to the phase-in periods permitted under the rules of the New York Stock Exchange under which the Committee is required to have only one independent member at the time of listing, a majority of independent members within 90 days of listing and all independent members within one year of listing.

Members of the Committee shall be appointed by the Board and may be removed by the Board at any time. The Committee’s chairperson shall be designated by the Board or, if not so designated, the members of the Committee shall elect a chairperson by a vote of the majority of the full Committee.

The Committee may form and delegate authority to subcommittees from time to time as it sees fit, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements of the Company’s corporate governance guidelines, the New York Stock Exchange and any other applicable regulatory requirements.

III.	Meetings

The Committee shall meet at as often as necessary to carry out its responsibilities but no less frequently than two times annually unless the Committee determines that fewer meetings are required in a particular year. Meetings shall be called by the chairperson of the Committee or, if there is no chairperson, by a majority of the members of the Committee. Meetings may be held telephonically or by other electronic means to the extent permitted by the Company’s organizational documents and applicable law. Committee actions may be taken by unanimous written consent.

IV.	Authority and Responsibilities

To fulfill its responsibilities, the Committee shall:

1.

Develop and recommend to the Board for approval (as part of the Company’s corporate governance guidelines or otherwise) the criteria for Board membership, including as to director independence and diversity, and periodically review these qualifications with the Board.

2.

Identify, screen and review individuals qualified to become members of the Board in a manner consistent with the criteria approved by the Board and recommend to the Board the director nominees for the next annual general meeting of shareholders or to fill vacancies on the Board. As part of this process the Committee shall formally review each director’s continuation on the Board each time such director is nominated to serve on the Board. In identifying and reviewing the qualifications of candidates for membership on the Board, the Committee shall consider all factors which it deems appropriate, including the requirements of the Company’s corporate governance guidelines and any other criteria approved by the Board.

3.

Develop and periodically assess the Company’s policies and procedures with respect to the consideration of director nominees submitted by shareholders of the Company and review the qualifications of such candidates pursuant to these policies and procedures.

4.	At the request of the Board, review and make recommendations to the Board with respect to the size, composition and organization of the Board and committees of the Board.

5.

At the request of the Board, review and make recommendations to the Board with respect to Board process, including the calendar, agenda and information requirements for meetings of the Board and its committees, executive sessions of non-management directors and executive sessions of independent directors.

6.

Assist the Board in determining whether individual directors have material relationships with the Company that may interfere with their independence, as provided under the requirements of the Company’s corporate governance guidelines, the New York Stock Exchange or any other applicable regulatory requirements.

7.

Develop and recommend to the Board for approval a Chief Executive Officer (“CEO”) and executive officer succession plan (the “Succession Plan”), develop and recommend to the Board for approval an interim CEO succession plan in the event of an unexpected occurrence and, as the Committee deems appropriate, to review the Succession Plan from time to time with the CEO and any other executive officers and recommend to the Board for approval any changes to, or candidates for succession under, the Succession Plan.

8.	Coordinate and oversee the annual evaluation of the Board, its committees, individual directors and management in the governance of the Company.

9.

Develop, review and assess the adequacy of the Company’s corporate governance principles and guidelines annually, recommend to the Board any changes the Committee deems appropriate and oversee implementation of such guidelines.

10.	Develop and maintain the Company’s orientation programs for new directors and continuing education programs for directors.

11.

Review and discuss as appropriate with management the Company’s disclosures relating to director independence, governance and director nomination matters and, based on such review and discussion, determine whether to recommend to the Board that such disclosures be disclosed in the Company’s Annual Report on Form 10-K or annual proxy statement filed with the SEC, as applicable.

12.	Review on a regular basis the Company’s overall corporate governance and recommend improvements as and when necessary.

13.	Review and assess the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Committee.

14.	Report regularly to the Board.

15.	Perform any other activities consistent with this Charter, the Company’s bylaws and governing law, as the Committee or the Board deems appropriate.

V.	Resources

The Committee shall have the authority, at its sole discretion, to retain and terminate search firms to identify director candidates, consultants and any other advisors (the “Advisors”) to assist it in carrying out its duties. The chairperson of the Committee, at the request of any member of the Committee, may request any officer, employee or advisor of the Company to attend a meeting of the Committee or otherwise respond to Committee requests.

The Committee shall have the sole authority to determine the terms of engagement and the extent of funding necessary (and to be provided by the Company) for payment of compensation to any Advisor retained to advise the Committee and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Adopted: October 13, 2021

Annex A

TRISTAR ACQUISITION I CORP.

(THE “COMPANY”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Extension Amendment Proposal

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)	amending Article 46.7 by deleting the following:

“In the event that the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or up to 21 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles, the Company shall: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO (or up to 30 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles, the Company shall: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within 24 months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination for an additional 6 months after the twenty-fourth month from the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until 30 months from the closing of the IPO.”

A-1

SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) amending Article 46.8 by deleting the following:

“In the event that any amendment is made to the Articles: (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or up to 21 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles; or (b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

and replacing it with the following:

“In the event that any amendment is made to the Articles: (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or up to 24 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles; or (b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Trust Amendment Proposal

“It is resolved by an affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, that the amendment to the Investment Management Trust Agreement, dated October 13, 2021 by and between the Company and Continental Stock Transfer & Trust Company, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, is hereby authorized and approved.”

A-2

Annex B

FORM OF AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT

This Investment Management Trust Agreement (this “Agreement”) is made effective as of [•], 2023 by and between Tristar Acquisition I Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”) and amends and restated in its entirety that certain Investment Management Trust Agreement, dated as of October 13, 2021, by and between the Company and the Trustee (the “Existing Agreement”).

WHEREAS, the Company’s registration statement on Form S-1, File No. 333-255009 (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering of the Company’s units (the “Units”), each of which consists of one of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one Ordinary Share (such initial public offering hereinafter referred to as the “Public Offering”), has been declared effective as of the date hereof by the U.S. Securities and Exchange Commission; and

WHEREAS, the Company has entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, as the representative of the several underwriters named therein (the “Underwriters”); and

WHEREAS, as described in the Prospectus, $200,000,000 of the gross proceeds of the Public Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) (or $230,000,000 if the Underwriters’ option to purchase additional units is exercised in full), together with an additional $2,000,000 being contributed by the Sponsor (as defined in the Registration Statement) or its designee, will be delivered to the Trustee to be deposited and held in a segregated trust account located at all times in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Ordinary Shares included in the Units issued in the Public Offering as hereinafter provided (the amount to be delivered to the Trustee (and any interest subsequently earned thereon) is referred to herein as the “Property,” the shareholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Shareholders,” and the Public Shareholders and the Company will be referred to together as the “Beneficiaries”); and

WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to $9,000,000 (or approximately $10,350,000 in the aggregate if the Underwriters’ option to purchase additional units is exercised in full), is attributable to deferred underwriting commissions that will be payable by the Company to the Underwriters upon the consummation of the Business Combination (as defined below) (the “Deferred Commission”); and

WHEREAS, at an annual meeting of the Company’s shareholders held on July [17], 2023 (the “Annual Meeting”), the Company’s shareholders approved (i) a proposal to amend the Company’s amended and restated memorandum of articles of association giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) from July 18, 2023 to October 18, 2023 and the Sponsor the right to further extend the Combination Period beyond October 18, 2023 for an additional six months to April 18, 2024; and (ii) a proposal to amend the Trust Agreement to make a corresponding change;

WHEREAS, on October 13, 2021 the Company and the Trustee entered into the Existing Agreement setting forth the terms and conditions pursuant to which the Trustee shall hold the Property, and

WHEREAS, the Company and the Trustee desire to enter into this Agreement which shall amend and restate the Existing Agreement in its entirety.

NOW THEREFORE, IT IS AGREED:

1. Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(a) Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in the Trust Account established by the Trustee in the United States at J.P. Morgan Chase Bank, N.A. (or at another U.S. chartered commercial bank with consolidated assets of $100 billion or more) in the United States, maintained by Trustee and at a brokerage institution selected by the Trustee that is reasonably satisfactory to the Company;

(b) Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c) In a timely manner, upon the written instruction of the Company, invest and reinvest the Property in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended (or any successor rule), which invest only in direct U.S. government treasury obligations, as determined by the Company; the Trustee may not invest in any other securities or assets, it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder; while the account funds are invested or uninvested the Trustee may earn bank credits or other consideration;

(d) Collect and receive, when due, all principal, interest or other income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e) Promptly notify the Company and the Underwriters of all communications received by the Trustee with respect to any Property requiring action by the Company;

(f) Supply any necessary information or documents as may be requested by the Company (or its authorized agents) in connection with the Company’s preparation of the tax returns relating to assets held in the Trust Account;

(g) Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;

(h) Render to the Company monthly written statements of the activities of, and amounts in, the Trust Account reflecting all receipts and disbursements of the Trust Account;

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our income taxes (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) 24 months after the closing of the Public Offering (or 30 months from the closing of this if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial Business Combination within 18 months from the closing of the Public Offering but has not completed an initial Business Combination within such 18 month period) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;

(j) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C (a “Tax Payment Withdrawal Instruction”), withdraw from the Trust Account and distribute to the Company the amount of interest earned on the Property requested by the Company to cover any tax obligation owed by the Company as a result of assets of the Company or interest or other income earned on the Property, which amount shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to the relevant taxing authority, so long as there is no reduction in the principal amount per share initially deposited in the Trust Account; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such tax obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution (it being acknowledged and agreed that any such amount in excess of interest income earned on the Property shall not be payable from the Trust Account). The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request;

(k) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Shareholder Redemption Withdrawal Instruction”), the Trustee shall distribute to the remitting brokers on behalf of Public Shareholders redeeming Ordinary Shares the amount required to pay redeemed Ordinary Shares from Public Shareholders pursuant to the Company’s amended and restated memorandum and articles of association; and

(l) Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(i), (j) or (k) above.

2. Agreements and Covenants of the Company. The Company hereby agrees and covenants to:

(a) Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company. In addition, except with respect to its duties under Sections 1(i), (j) or (k) hereof, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it, in good faith and with reasonable care, believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

(b) Subject to Section 4 hereof, hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by it hereunder and in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any interest earned on the Property, except for expenses and losses resulting from the Trustee’s gross negligence, fraud or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section 2(b), it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim; provided that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which such consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel;

(c) Pay the Trustee the fees set forth on Schedule A hereto, including an initial acceptance fee, annual administration fee, and transaction processing fee which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees unless and until it is distributed to the Company pursuant to Sections 1(i) through 1(k) hereof. The Company shall pay the Trustee the initial acceptance fee and the first annual administration fee at the consummation of the Public Offering. The Company shall not be responsible for any other fees or charges of the Trustee except as set forth in this Section 2(c) and as may be provided in Section 2(b) hereof;

(d) In connection with any vote of the Company’s shareholders regarding a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses (the “Business Combination”), provide to the Trustee an affidavit or certificate of the inspector of elections for the shareholder meeting verifying the vote of such shareholders regarding such Business Combination;

(e) Provide the Underwriters with a copy of any Termination Letter(s) and/or any other correspondence that is sent to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after it issues the same;

(f) Unless otherwise agreed between the Company and the Underwriters, ensure that any Instruction Letter (as defined in Exhibit A) delivered in connection with a Termination Letter in the form of Exhibit A expressly provides that the Deferred Commission is paid directly to the account or accounts directed by the Underwriters prior to any transfer of the funds held in the Trust Account to the Company or any other person;

(g) Instruct the Trustee to make only those distributions that are permitted under this Agreement, and refrain from instructing the Trustee to make any distributions that are not permitted under this Agreement;

(h) If the Company seeks to amend any provisions of its amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to provide holders of the Ordinary Shares the right to have their shares redeemed in connection with the Company’s initial Business Combination or to redeem 100% of the Ordinary Shares if the Company does not complete its initial Business Combination within the time period set forth therein or (B) with respect to any other provision relating to the rights of holders of the Ordinary Shares (in each case, an “Amendment”), the Company will provide the Trustee with a letter (an “Amendment Notification Letter”) in the form of Exhibit D providing instructions for the distribution of funds to Public Shareholders who exercise their redemption option in connection with such Amendment; and

(i) Within five (5) business days after the Underwriters exercise their option to purchase additional units (or any unexercised portion thereof) or such option to purchase additional units expires, provide the Trustee with a notice in writing of the total amount of the Deferred Commission.

3. Limitations of Liability. The Trustee shall have no responsibility or liability to:

(a) Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this Agreement and that which is expressly set forth herein;

(b) Take any action with respect to the Property, other than as directed in Section 1 hereof, and the Trustee shall have no liability to any third party except for liability arising out of the Trustee’s gross negligence, fraud or willful misconduct;

(c) Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received written instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(d) Change the investment of any Property, other than in compliance with Section 1 hereof;

(e) Refund any depreciation in principal of any Property;

(f) Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(g) The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the Trustee’s best judgment, except for the Trustee’s gross negligence, fraud or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, which counsel may be the Company’s counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which the Trustee believes, in good faith and with reasonable care, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee, signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(h) Verify the accuracy of the information contained in the Registration Statement;

(i) Provide any assurance that any Business Combination entered into by the Company or any other action taken by the Company is as contemplated by the Registration Statement;

(j) File information returns with respect to the Trust Account with any local, state or federal taxing authority or provide periodic written statements to the Company documenting the taxes payable by the Company, if any, relating to any interest income earned on the Property;

(k) Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to any income generated by, and activities relating to, the Trust Account, regardless of whether such tax is payable by the Trust Account or the Company, including, but not limited to, income tax obligations, except pursuant to Section 1(j) hereof; or

(l) Verify calculations, qualify or otherwise approve the Company’s written requests for distributions pursuant to Sections 1(i), 1(j) or 1(k) hereof.

4. Trust Account Waiver. The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under Section 2(b) or Section 2(c) hereof, the Trustee shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the Property or any monies in the Trust Account.

5. Termination. This Agreement shall terminate as follows:

(a) If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee, pending which the Trustee shall continue to act in accordance with this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that in the event that the Company does not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or

(b) At such time that the Trustee has completed the liquidation of the Trust Account and its obligations in accordance with the provisions of Section 1(i) hereof and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 2(b) and Section 4.

6. Miscellaneous.

(a) The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such confidential information, or of any change in its authorized personnel. In executing funds transfers, the Trustee shall rely upon all information supplied to it by the Company, including, account names, account numbers, and all other identifying information relating to a Beneficiary, Beneficiary’s bank or intermediary bank. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the funds.

(b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. This Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(c) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Section 1(i), 1(j) and 1(k) hereof (which sections may not be modified, amended or deleted without the affirmative vote of sixty-five percent (65%) of the Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company, held by shareholders who attend and vote at a special meeting called for the purpose of amending, voting together as a single class; provided that no such amendment will affect any Public Shareholder who has properly elected to redeem his or her Ordinary Shares in connection with a shareholder vote to amend this Agreement to modify the substance or timing of the Company’s obligation to provide for the redemption of the Ordinary Shares in connection with an initial Business Combination or an Amendment or to redeem 100% of its Ordinary Shares if the Company does not complete its initial Business Combination within the time frame specified in the Company’s amended and restated memorandum and articles of association), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto.

(d) The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

(e) Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by electronic mail:

if to the Trustee, to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis E. Wolf, Jr. & Celeste Gonzalez

Email: fwolf@continentalstock.com

            cgonzalez@continentalstock.com

if to the Company, to:

Tristar Acquisition I Corp.

2870 Peachtree Road, NW Suite 509

Atlanta, GA 30305

Attn: William M. Mounger II

Email: wmmounger@tstarlg.com

in each case, with copies to:

DLA Piper LLP

2000 University Avenue

East Palo Alto, CA 94303

Attn: Curtis L. Mo

E-mail: Curtis.Mo@us.dlapiper.com

and

Wells Fargo Securities, LLC

30 Hudson Yards, 14th floor | New York, NY 10001

Attn: Equity Syndicate Department

Facsimile: (212) 214-5918

and

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036

Attn: Steven R. Burwell

Email: sburwell@proskauer.com

(f) Each of the Company and the Trustee hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

(g) This Agreement is the joint product of the Trustee and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

(h) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

(i) Each of the Company and the Trustee hereby acknowledges and agrees that the Underwriters are third-party beneficiaries of this Agreement.

(j) Except as specified herein, no party to this Agreement may assign its rights or delegate its obligations hereunder to any other person or entity.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

TRISTAR ACQUISITION I CORP.

By:
Name:	William Malcolm Mounger, II
Title:	Chairman and Chief Executive Officer

SCHEDULE A

Fee Item	Time and method of payment	Amount
Initial acceptance fee	Initial closing of IPO by wire transfer	$3,500
Annual fee	First year, initial closing of IPO by wire transfer; thereafter on the anniversary of the effective date of the IPO by wire transfer or check	$10,000
Transaction processing fee for disbursements to Company under Sections 1(i),(j), and (k)	Billed by Trustee to Company under Section 1	$250
Paying Agent services as required pursuant to Section 1(i) and 1(k)	Billed to Company upon delivery of service pursuant to Section 1(i) and 1(k)	Prevailing rates

EXHIBIT A

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account — Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Tristar Acquisition I Corp. (the “Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of [            ], 2021 (as amended, supplemented or otherwise modified from time to time, the “Trust Agreement”), this is to advise you that the Company has entered into an agreement with (the “Target Business”) to consummate a business combination with Target Business (the “Business Combination”) on or about [insert date]. The Company shall notify you at least seventy-two (72) hours in advance of the actual date (or such shorter time period as you may agree) of the consummation of the Business Combination (the “Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all of the assets of the Trust Account, and to transfer the proceeds into the trust operating account at J.P. Morgan Chase Bank, N.A. to the effect that, on the Consummation Date, all of the funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Underwriters (with respect to the Deferred Commission) and the Company shall direct on the Consummation Date. It is acknowledged and agreed that while the funds are on deposit in said trust operating account at J.P. Morgan Chase Bank, N.A., awaiting distribution, neither the Company nor the Underwriters will earn any interest or dividends.

On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, or will be consummated substantially concurrently with your transfer of funds to the accounts as directed by the Company (the “Notification”), and (ii) the Company shall deliver to you (a) a certificate by the Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company, which verifies that the Business Combination has been approved by a vote of the Company’s shareholders, if a vote is held and (b) joint written instruction signed by the Company and the Underwriters with respect to the transfer of the funds held in the Trust Account, including payment of the Deferred Commission from the Trust Account (the “Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company in writing of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day immediately following the Consummation Date as set forth in such notice as soon thereafter as possible.

Very truly yours,

Tristar Acquisition I Corp.

By:
Name:
Title:

cc: Wells Fargo Securities, LLC

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account — Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Tristar Acquisition I Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [            ], 2021 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (the “Business Combination”) within the time frame specified in the Company’s Amended and Restated Memorandum and Articles of Association, as described in the Company’s Prospectus relating to the Public Offering. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into the trust operating account at J.P. Morgan Chase Bank, N.A., to await distribution to the Public Shareholders. The Company has selected [                ] as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. It is acknowledged that no interest will be earned by the Company on the liquidation proceeds while on deposit in the trust operating account. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Shareholders in accordance with the terms of the Trust Agreement and the Amended and Restated Memorandum and Articles of Association of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.

Very truly yours, Tristar Acquisition I Corp.

By:
Name: Title:

cc: Wells Fargo Securities, LLC

EXHIBIT C

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account — Tax Payment Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between Tristar Acquisition I Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [            ], 2021 (the “Trust Agreement”), the Company hereby requests that you deliver to the Company $                 of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay for the tax obligations as set forth on the attached tax return or tax statement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours, Tristar Acquisition I Corp.

By:
Name:
Title:

cc: Wells Fargo Securities, LLC

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account — Shareholder Redemption Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between Tristar Acquisition I Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [            ], 2021 (the “Trust Agreement”), the Company hereby requests that you deliver to the Company’s shareholders $ of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

Pursuant to Section 1(k) of the Trust Agreement, this is to advise you that the Company has sought an Amendment. Accordingly, in accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate a sufficient portion of the Trust Account and to transfer $                of the proceeds of the Trust Account to the trust operating account at JPMorgan Chase Bank, N.A. for distribution to the shareholders that have requested redemption of their shares in connection with such Amendment.

Very truly yours,

Tristar Acquisition I Corp.

By:
Name:
Title:

cc: Wells Fargo Securities, LLC

PRELIMINARY PROXY CARD SUBJECT TO COMPLETION

(See attached for Preliminary Proxy Card)